THE COMPANIES ACTS 1985 AND 1989

A PUBLIC COMPANY LIMITED BY SHARES.

MEMORANDUM OF ASSOCIATION OF

REUTERS GROUP PLC
(as altered by special resolution passed on 12 December 1997)

1.   The name of the Company is: REUTERS GROUP PLC(1).

2.   The Company is to be a public company1.

3.   The Registered Office of the Company will be situated in England and Wales.

4.   The objects for which the Company is established are:-


     (1) To acquire and hold, directly or indirectly, all or any part of the issued share capital of Reuters Holdings PLC and generally to carry on business as an investment holding company and for that purpose to acquire and hold, either in the name of the Company or in that of any nominee, shares, stocks, debentures, debenture stock, bonds, notes, options, obligations and securities issued or guaranteed by any company wherever incorporated or carrying on business and debentures, debenture stock, bonds, notes, obligations and securities issued or guaranteed by any government, sovereign ruler, commissioners, public body or authority, supreme, dependent, municipal, local or otherwise in any part of the world and to exercise and enforce all rights and powers conferred by or incident to the ownership of any such shares, stock, obligations or other securities including without prejudice to the generality of the foregoing all such powers of veto or control as may be conferred or capable of exercise whether by virtue of the holding by the Company of some special proportion of the issued or nominal amount thereof or otherwise and to provide managerial and other executive, supervisory and consultant services for or in relation to any company in which the Company is interested upon such terms as may be thought fit

     (2) To carry on, acquire, obtain and supply wireless, telegraphic, telephonic, telex or other news and intelligence, and to issue, publish and circulate, and otherwise utilise, with a view to the profit or advantage of the Company, the same news and intelligence


 ................................................................................
(1) By virtue of a special resolution passed on 12 December 1997 the name was changed to "Reuters Group PLC" with effect from 12 December 1997, Clause 2 was added and Clause 4 was inserted in place of the existing Clause 4.

     (3) To construct, purchase, hire or otherwise acquire or work, wireless installations, satellites and other electronic equipment, telegraphs, telex, telephones and other means of communications and telecommunications

     (4) To undertake and facilitate the collection and remittance of money, securities and other valuables, merchandise and property in, to and between any part or parts of the world, to grant and issue letters of credit and circular notes, to receive deposits of money and securities, to open credits and generally to utilise the means of inter-communication possessed by the Company, for the purpose of granting pecuniary, financial and commercial facilities, in and between any part or parts of the world

     (5) To carry on any other business of any nature whatsoever which may seem to the Directors to be capable of being conveniently carried on in connection or conjunction with any business of the Company herein authorised or to be expedient with a view to rendering profitable or more profitable any of the Company's assets or utilising its know-how or expertise

     (6) To subscribe, underwrite, purchase or otherwise acquire, and to hold, dispose of, and deal with, any shares or other securities or investments of any nature whatsoever, and any options or rights in respect thereof, and to buy and sell foreign exchange

     (7) To draw, make, accept, endorse, discount, negotiate, execute, and issue, and to buy, sell and deal with bills of exchange, promissory notes, and other negotiable or transferable instruments or securities

     (8) To purchase, or otherwise acquire for any estate or interest any property or assets or any concessions, licences, grants, patents, trade marks, copyrights or other exclusive or non-exclusive rights of any kind and to develop and turn to account and deal with the same in such manner as may be thought fit and to make experiments and tests and to carry on all kinds of research work

     (9) To build, construct, equip, execute, carry out, improve, work, develop, administer, maintain, manage or control works, plants, factories, wharves, jetties, roads, railways, warehouses, depots, offices and other buildings, structures or facilities of all kinds, whether for the purposes of the Company or for sale, letting or hire to or in return for any consideration from any company, firm or person, and to contribute to or assist in or carry out any part of any such operation

     (10) To amalgamate or enter into partnership or any joint venture or profit sharing arrangement or other association with any company, firm or person

     (11) To purchase or otherwise acquire and undertake all or any part of the business, property and liabilities of any company, firm or person carrying on any business which the Company is authorised to carry on or possessed of any property suitable for the purposes of the Company

     (12) To promote, or join in the promotion of, any company, whether or not having objects similar to those of the Company

     (13) To borrow and raise money and to secure or discharge any debts or obligations of or binding on the Company or on any company which in relation to the Company is a subsidiary or a holding company or subsidiary of such holding company in such manner as may be thought fit and in particular by mortgages and charges upon all or any part of the undertaking, property and assets (present and future) and the uncalled capital of the Company, or by the creation and issue of debentures, debenture stock or other securities of any description

     (14) To advance, lend or deposit money or give credit to or with any company, firm or person on such terms as may be thought fit and with or without security

     (15) To guarantee or give indemnities or provide security, whether by personal covenant or by mortgage or charge upon all or any part of the undertaking, property and assets (present and future) and the uncalled capital of the Company, or by all or any such methods, and for the performance of any contracts or obligations, and the payment of capital or principal (together with any premium) and dividends or interest on any shares, debentures or other securities, of any person, firm or company including (without limiting the generality of the foregoing) any company which is for the time being a subsidiary or a holding company of the Company or another subsidiary of any such holding company or is associated with the Company in business

     (16) To enter into a Deed of Mutual Covenant with Reuters Founders Share Company Limited and others, and thereafter to agree to and become a party to such alterations of and additions to such Deed of Mutual Covenant as may be made in accordance with its terms or as the Company may thereafter think fit to approve, and to exercise and enforce such powers and rights and to perform and to discharge such obligations as shall be conferred or (as the case may be) imposed upon the Company by such Deed of Mutual Covenant, whether in its original form or with and subject to any such alterations and additions as aforesaid

     (17) To give guarantees and indemnities of all kinds, and to make payments of all kinds, to or in favour of Reuters Founders Share Company Limited and/or all or any one or more of its directors and members for the time being

     (18) To issue any securities which the Company has power to issue for any other purpose by way of security or indemnity or in satisfaction of any liability undertaken or agreed to be undertaken by the Company and in relation to any issue by the Company or offer by the Company or any other company, person or firm of securities of the Company to enter into such arrangements for the underwriting thereof and in connection therewith to give any undertaking, warranty or indemnity

     (19) To sell, lease, grant licences, easements and other rights over, and in any manner deal with or dispose of, the undertaking, property, assets, rights and effects of the Company or any part thereof for such consideration as may be though fit, and in particular for shares or other securities, whether fully or partly paid up

     (20) To procure the registration or incorporation of the Company in or under the laws of any territory outside England

     (21) To subscribe or guarantee money for any national, charitable, benevolent, public, general or useful object, or for any purpose which may be considered likely directly or indirectly to further the interests of the Company or of its members

     (22) To establish and maintain or contribute to any pension or superannuation funds for the benefit or, and to give or procure the giving of donations, gratuities, pensions, allowances or emoluments to, any individuals who are or were at any time in the employment or service of the Company or of any company which is its holding company or is a subsidiary of the Company or any such holding company or otherwise is allied to or associated with the Company, or who are or were at any time directors or officers of the Company or of any such other company, and the spouses, widows, widowers, families and dependants of any such individuals; to establish and subsidise or subscribe to any institutions, associations, clubs or funds which may be considered likely to benefit any such other company; and to make payments for or towards the insurance of any such persons

     (23) To establish and maintain, and to contribute to, any scheme for encouraging or facilitating the holding of shares or debentures in the Company by or for the benefit of its employees or former employees, of those of its subsidiary or holding company or any subsidiary of its holding company, or by or for the benefit of such other persons as may for the time being be permitted by law, or any scheme for sharing profits with its employees or those of its subsidiary and/or associated companies, and (so far as for the time being permitted by law) to lend money to the Company's employees (other than directors) with a view to enabling them to acquire shares in the Company or its holding company

     (24) To distribute among members of the Company in specie or otherwise, by way of dividend or bonus or by way of reduction of capital, all or any of the property or assets of the Company, or any proceeds of sale or other disposal of any property or assets of the Company, with and subject to any incident authorised and consent required by law

     (25) (i) To purchase and maintain insurance for or for the benefit of any persons who are or were at any time directors, officers or employees or auditors of the Company, or of any other company which is its holding company or in which the Company or such holding company or any of the predecessors of the Company or of such holding company has any interest whether direct or indirect or which is in any way allied to or associated with the Company, or of any subsidiary undertaking of the Company or of any such other company, or who are or were at any time trustees of any pension fund in which any employees of the Company or of any such other company or subsidiary undertaking are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported execution and/or discharge of their duties and/or in the exercise or purported exercise of their powers and/or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, subsidiary undertaking or pension fund and (ii) to such extent as may be permitted by law otherwise to indemnify or to exempt any such person against or from any such liability; for the purposes of this clause "holding company" and "subsidiary undertaking" shall have the same meanings as in the Companies Act 1989

     (26) To do all or any of the things and matters aforesaid anywhere and either as principals, agents, contractors, trustees or otherwise, and by or through trustees, agents, subsidiary companies or otherwise, and either alone or in conjunction with others

     (27) To do all such other things as may be considered to be incidental or conducive to any of the above objects


And it is hereby declared that the objects of the Company as specified in each of the foregoing paragraphs of this Clause (except only if and so far as otherwise expressly provided in any paragraph) shall be separate and distinct objects of the Company and shall not be in any way limited by reference to any other paragraph or the order in which the same occur or the name of the Company.


5.       The liability of the members is limited.

6. The share capital of the Company is (pound)100 divided into 100 shares of (pound)1 each with power to increase or to divide the shares in the capital of the Company for the time being into different classes having such rights, privileges and restrictions as to voting or otherwise as the Articles of Association may from time to time prescribe.(2)













 ................................................................................

(2) By virtue of an ordinary resolution passed on 2 December 1997 the 2 issued shares of (pound)1 each were subdivided into 8 ordinary shares of 25p each, the 98 unissued but authorised shares of (pound)1 each were converted into redeemable preference shares of (pound)1 each and the authorised share capital of the Company was increased to (pound)50,000 by the creation of 49,900 redeemable preference shares of (pound)1 each.

        By virtue of a special resolution passed on 16 December 1997 (approved by the shareholders of Reuters Holdings PLC on 19 January 1998) the authorised capital of the Company was increased to (pound)525,000,001 by the creation of 2,099,800,000 ordinary shares of 25 pence each and one Founders Share of (pound)1.

        The 49,998 redeemable preference shares of (pound)1 each were redeemed
        on [     ] 1998 and by operation of the articles of association of the
        Company were converted into 199,992 ordinary shares of 25 pence.

We, the persons whose names and addresses are subscribed hereafter are desirous of being formed into a company in pursuance of this Memorandum and we respectively agree to take the number of shares in the capital of the Company set opposite our respective names.


Names, Addresses and Descriptions                    Number of Shares taken
of the Subscribers                                   by each Subscriber
------------------                                   ------------------

Chettleburgh's Limited                               One Ordinary Share
By Robert Stephen Kelford
a duly authorised Officer
Temple House
20 Holywell Row
London EC2A 4JB

Company Registration Agents


Chettleburgh International Limited                   One Ordinary Share
By Robert Stephen Kelford
a duly authorised Officer
Temple House
20 Holywell Row
London EC2A 4JB

Anglo-Japanese Consultants


Total Shares Taken                                   Two Ordinary Shares



Dated this 2nd day of December, 1996

Witness to the above signatures:

Roland John Chettleburgh
17 Downhall Close
Rayleigh
Essex
SS6 9LU

Company Registration Agent

No. 3296375



                        THE COMPANIES ACTS 1985 AND 1989

                              --------------------

                       A PUBLIC COMPANY LIMITED BY SHARES

                              --------------------



                             ARTICLES OF ASSOCIATION

                                       OF

                                REUTERS GROUP PLC


                          -----------------------------

No. 3296375





                        THE COMPANIES ACTS 1985 AND 1989

                              --------------------

                       A PUBLIC COMPANY LIMITED BY SHARES

                              --------------------



                             ARTICLES OF ASSOCIATION

                                       OF

                                REUTERS GROUP PLC
      (adopted pursuant to a Special Resolution passed on 16 December 1997)

                          -----------------------------

                                TABLE OF CONTENTS


PRELIMINARY.................................................................................................1

1.       Table A not to apply...............................................................................1

F.2      Definitions and Interpretation.....................................................................1

SHARE CAPITAL...............................................................................................5

3.       ...................................................................................................5

(A)      Amount of capital..................................................................................5

(B)      Rights attaching to shares.........................................................................5

VARIATION OF RIGHTS.........................................................................................6

F.4      ...................................................................................................6

(A)      Consents required for variation....................................................................6

(B)      When shares not a separate class...................................................................7

F.5      Rights  not varied by issue of further  shares or  permission  of  transfer  of  Uncertificated
         Shares; exception for Founders Share...............................................................7

ALTERATION OF SHARE CAPITAL.................................................................................7

F.6      Company may increase  capital;  Founders Share Company consent  required for creation of shares with voting rights not identical to those of Ordinary Shares.......................................7

F.7      ...................................................................................................8

(A)      Company may consolidate, cancel (other than the Founders Share) and subdivide shares...............8

(B)      Fractional entitlements to shares..................................................................8

F.8      Company may purchase its own shares (other than the Founders Share)................................9

F.9      Company may reduce its capital - exception regarding the Founders Share............................9

SHARES   ..................................................................................................10


                                       i

F.10     ..................................................................................................10

(A)      Company may issue shares with  whatever  rights or  restrictions,  but Founders  Share  Company consent required for issue of shares not identical to Ordinary Shares.............................10

(B)      Directors may issue shares,  but Founders  Share Company  consent  required for issue of shares not identical to Ordinary Shares..................................................................10

11.      ..................................................................................................10

(A)      Section 80 authority for allotments of relevant securities........................................10

(B)      Disapplication of Section 89(1) (pre-emption) to allotments under Section 80 authority............10

12.      Company may pay commissions and brokerages........................................................12

13.      Company may recognise renunciations of allotments.................................................12

14.      Company not bound to recognise trusts of shares...................................................12

LIMITATION OF SHAREHOLDINGS................................................................................12

F.15     ..................................................................................................12

(A)      Definitions and interpretation....................................................................12

(B)      Part VI of the Act to apply, save as provided.....................................................13

(C)      Service of Restriction Notice on Relevant Person..................................................14

(D)      Disenfranchisement of shares under Restriction Notice.............................................15

(E)      Directors' power to make Required Disposal........................................................15

(F)      Manner of making Directors' Disposal..............................................................15

(G)      Relevant shares of multiple  holders or of certificated  and  Uncertificated  Shares to be sold pro rata in Directors' Disposal...................................................................15

(H)      Transfers, certificates and disposal of sale proceeds in Directors' Disposal......................16

(I)      Cesser of voting restrictions.....................................................................16

(J)      Directors' resolution as to a person being Relevant Person conclusive.............................17

(K)      Directors' resolution as to shares being shares of a Relevant Person conclusive...................17


                                       ii

(L)      Notices under Regulation F.15 to be in writing....................................................17

(M)      No obligation to serve notice if address unknown..................................................17

(N)      Regulations on notices to apply...................................................................17

(O)      Service of notices on non-members.................................................................17

(P)      Directors' decisions conclusive...................................................................18

(Q)      Company register of share interests...............................................................18

(R)      Directors to inform other Directors regarding Relevant Persons....................................18

(S)      ADR Custodians and ADS holders....................................................................18

(T)      Rights issues and limitation of shareholdings.....................................................19

(U)      Underwriting of share issues and limitation of shareholdings......................................19

UNCERTIFICATED SHARES......................................................................................20

16.      ..................................................................................................20

(A)      Directors may permit shares to be a Participating Security........................................20

(B)      Shares may be changed from uncertificated to certificated form and vice versa.....................20

(C)      Uncertificated Shares are not a separate class....................................................20

(D)      Disapplication of inconsistent Regulations........................................................20

POWER OF SALE OF UNCERTIFICATED SHARES.....................................................................20

F.17     Powers of Company in respect of procuring sales of Uncertificated Shares..........................21

THE FOUNDERS SHARE.........................................................................................21

F.18     ..................................................................................................21

(A)      Founders Share may defeat resolution to vary or abrogate its rights...............................21

(B)      Deemed variations or abrogations of Founders Share rights.........................................22

(C)      Action without consent of Founders Share Company a deemed variation or abrogation.................22

F.19     ..................................................................................................22


                                      iii

(A)      Definition and interpretation as regards "Control" of Company.....................................22

(B)      Directors  to inform  other  Directors  (and  Directors to inform  Founders  Share  Company) of attempts to gain Control..........................................................................23

(C)      Founders Share Control Notices....................................................................23

(D)      Rescission of Founders Share Control Notice.......................................................23

(E)      Voting rights of Founders Share whilst Founder Share Control Notice in force......................24

(F)      Founders Share Company decisions conclusive.......................................................24

F.20     ..................................................................................................24

(A)      Founders Share Company may requisition Extraordinary General Meetings.............................24

(B)      Directors to convene  requisitioned  meeting and circulate any statement of the Founders  Share
         Company...........................................................................................25

(C)      Founders Share Company may convene meeting if Directors in default................................25

(D)      Founders  Share  Company  may convene  Extraordinary  General  Meetings  while  Founders  Share
         Control Notice in force...........................................................................26

F.21     Founders Share Company may receive notice of and attend and speak at General Meetings.............26

F.22     ..................................................................................................27

(A)      Consultation between Directors and Reuter Trustees................................................27

(B)      Reuter Trustees entitled to receive reports from and make representations to the Directors........27

F.23     ..................................................................................................27

(A)      Company to reimburse Founders Share Company for expenses of Reuter Trustees.......................27

(B)      Company to fund or procure company  secretarial and administrative  services for Founders Share
         Company...........................................................................................28

SHARE CERTIFICATES.........................................................................................28

24.      Contents of share certificates....................................................................28


                                       iv

25.      Certificates for joint holders....................................................................28

26.      Entitlement of members holding Certificated Shares to share certificates..........................28

27.      Entitlement to balancing certificates.............................................................28

28.      ..................................................................................................28

(A)      Entitlement to consolidating certificates.........................................................28

(B)      Directors may issue split certificates............................................................29

(C)      Replacement of damaged, lost or stolen certificates...............................................29

(D)      Requests for replacement certificates for joint holders...........................................29

29.      ..................................................................................................29

(A)      Entitlement to certificate for shares changed to Certificated Shares..............................29

(B)      No entitlement to certificate in respect of Uncertificated Shares.................................29

CALLS ON SHARES............................................................................................29

30.      Directors may make calls for amounts unpaid on shares.............................................29

31.      Obligation to pay calls...........................................................................30

32.      Interest on unpaid calls..........................................................................30

33.      Calls deemed to be made when so provided by terms of issue of shares..............................30

34.      Directors' discretion as to amounts and times of calls on issue of shares.........................30

35.      Directors may accept and pay interest on moneys in advance of calls...............................30

FORFEITURE AND LIEN........................................................................................31

36.      Directors may serve payment notice in respect of unpaid calls.....................................31

37.      Notice to provide for forfeiture of shares........................................................31

38.      Forfeiture of shares..............................................................................31

39.      Forfeited or surrendered share the property of the Company........................................31

40.      Ex-member to remain liable for moneys unpaid on forfeited shares..................................31


                                       v

41.      Company to have lien on shares not fully paid.....................................................32

42.      Company's power of sale under lien................................................................32

43.      Application of sale proceeds......................................................................32

44.      Title to shares sold under lien or after forfeiture...............................................32

TRANSFER OF SHARES.........................................................................................33

45.      ..................................................................................................33

(A)      Requirements as to form of transfers of Certificated Shares.......................................33

(B)      Requirements as to transfers of Uncertificated Shares.............................................33

(C)      Transferor to remain holder until transfer actually registered....................................33

46.      Directors may suspend registration of transfers...................................................33

47.      ..................................................................................................33

(A)      Directors may refuse to register certain renunciations and transfers of Certificated Shares.......33

(B)      Directors  may refuse to register  transfers of  Certificated  Shares of more than one class of share, unstamped transfers or transfers unaccompanied by proof of transferor's title..............34

48.      ..................................................................................................34

(A)      Registration of transfers of Uncertificated Shares................................................34

(B)      Directors to notify refusals to register transfers of Uncertificated Shares.......................34

49.      Company may retain registered transfers...........................................................34

50.      No fee for registration of transfers or related documents.........................................34

51.      Company may destroy documents after certain periods...............................................35

TRANSMISSION OF SHARES.....................................................................................35

52.      Personal  representatives  of deceased  holders  entitled to shares but  liabilities  of estate continue..........................................................................................35

53.      ..................................................................................................36


                                       vi

(A)      Registration of persons entitled to shares by operation of law....................................36

(B)      Registration of other persons.....................................................................36

(C)      Limitations apply to such transfers...............................................................36

54.      Entitlement to share rights  pending  registration  of persons  entitled to shares by operation of law............................................................................................36

UNTRACED SHAREHOLDERS......................................................................................36

55.      ..................................................................................................37

(A)      Company may sell shares of untraced holders after certain periods.................................37

(B)      Power of sale to extend to additional shares......................................................37

(C)      Procedures for exercise of power of sale..........................................................38

GENERAL MEETINGS...........................................................................................38

56.      Annual General Meetings to be held................................................................38

57.      Directors to convene Extraordinary General Meetings...............................................38

NOTICE OF GENERAL MEETINGS.................................................................................39

F.58     ..................................................................................................39

(A)      Periods of notice for General Meetings............................................................39

(B)      Determination of record date for serving notices of meetings......................................39

(C)      Accidental  non-delivery  of notice to or non-receipt of notice by any person (except  Founders
         Share Company) not to invalidate proceedings at meeting...........................................39

59.      ..................................................................................................40

(A)      Contents of notices of General Meetings...........................................................40

(B)      Notice of Annual General Meeting..................................................................40

(C)      Notices to identify special business..............................................................40

(D)      Determination of record date for entitlement to attend and vote at general meetings...............40

60.      Routine business of Annual General Meetings.......................................................40


                                      vii

PROCEEDINGS AT GENERAL MEETINGS............................................................................41

61.      ..................................................................................................41

(A)      Chairmanship of General Meetings..................................................................41

(B)      Directors may attend and speak at General Meetings................................................41

F.62     ..................................................................................................41

(A)      Directors  may make  provision  for  persons  (other  than  Founders  Share  Company) to attend
         General Meetings at satellite venues..............................................................41

(B)      Discretion of Chairman to interrupt or adjourn General Meetings...................................42

(C)      Directors may arrange for persons to hear,  see and speak at General  Meetings by  audio-visual means.............................................................................................42

(D)      Validity of meetings if accommodation inadequate..................................................42

(E)      Rights of members to take part in General Meetings................................................43

F.63     ..................................................................................................43

(A)      Quorum for General Meetings.......................................................................43

(B)      Meetings where no quorum present..................................................................44

F.64     ..................................................................................................44

(A)      Adjournment of General Meetings...................................................................44

(B)      Chairman's power to adjourn in certain circumstances..............................................44

(C)      Business at adjourned General Meetings............................................................45

65.      Notice of adjournment not required................................................................45

66.      Amendments to resolutions.........................................................................45

F.67     Votes by show of hands unless poll demanded and requisitionists required for poll.................45

68.      ..................................................................................................46

(A)      Withdrawal of demand for poll.....................................................................46

(B)      Procedure for polls...............................................................................46


                                      viii

69.      Chairman to have casting vote.....................................................................47

F.70     Arrangements for security of General Meetings.....................................................47

VOTES OF MEMBERS...........................................................................................47

71.      Votes on show of hands and on polls...............................................................47

72.      Votes of joint holders............................................................................47

73.      Votes by receivers and others on behalf of members suffering from mental disorder.................48

F.74     ..................................................................................................48

(A)      No members to vote if sums unpaid on shares.......................................................48

(B)      Direction  Notices to members and others not entitled to vote because in default  under Section
         212...............................................................................................48

(C)      Cesser of effect of Direction Notices.............................................................49

(D)      Direction Notices and depositaries................................................................50

(E)      Obligations of depositary under Direction Notice..................................................50

(F)      Interpretation of Regulation F.74.................................................................50

(G)      Saving for Directors powers under Section 216.....................................................51

F.75     Founders  Share Company may require  Directors to serve Section 212 notice or Direction  Notice or to apply to Court under Section 216............................................................51

F.76     Objections  to  admissibility  of votes to be raised only at the relevant  meeting - saving for votes of Founders Share...........................................................................51

F.77     Votes on a poll may be given personally or by proxy...............................................52

F.78     Proxy need not be a member........................................................................52

F.79     Requirements as to form of appointment of proxy...................................................52

80.      Procedure for appointment of proxy................................................................52

81.      Proxy may join in demand for poll but not otherwise speak at meeting..............................53

82.      Validity of votes by proxies......................................................................53

                                       ix

CORPORATIONS ACTING BY REPRESENTATIVES.....................................................................53

F.83     ..................................................................................................53

(A)      Requirements for appointment of representative by corporation.....................................53

(B)      Representatives of Founders Share Company.........................................................53

(C)      Powers of representatives of corporations.........................................................54

DIRECTORS..................................................................................................54

84.      Number of Directors...............................................................................54

85.      No share qualification - Directors may attend and speak at General Meetings.......................54

86.      Remuneration of non-executive Directors...........................................................54

87.      Executive Directors - numbers and remuneration....................................................54

88.      Directors' expenses...............................................................................55

89.      ..................................................................................................55

(A)      Powers to give pensions to Directors..............................................................55

(B)      Power to arrange Directors and Officers insurance.................................................55

90.      Directors  may be  interested  in  contracts  with the Company and in  companies  party to such contracts.........................................................................................55

91.      ..................................................................................................56

(A)      Directors may appoint Managing Director...........................................................56

(B)      Appointment as Managing Director to cease with Directorship.......................................56

(C)      Appointment to any other  executive  office not to cease with  Directorship  unless contract so provides..........................................................................................56

92.      Directors may delegate powers to executive Directors..............................................56

APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS...........................................................56

93.      Section 293 to apply to the Company...............................................................57

94.      Vacation of office as Director:...................................................................57


                                       x

95.      Directors to retire by rotation...................................................................57

96.      Which Directors to retire.........................................................................58

97.      Appointment of Directors by Company...............................................................58

98.      Resolutions to appoint two or more Directors to be subject to consent of General Meeting..........58

99.      Notice of candidature for Directorship............................................................58

100.     Company may remove and replace Directors by Ordinary Resolution...................................59

101.     Company and Directors may fill casual vacancies and appoint additional Directors..................59

ALTERNATE DIRECTORS........................................................................................60

102.     ..................................................................................................60

(A)      Directors may appoint alternates..................................................................60

(B)      Alternateships to determine with Directorship of appointor........................................60

(C)      Rights and powers of alternates...................................................................60

(D)      Alternates may be interested in contracts, be paid expenses and be indemnified....................60

MEETINGS AND PROCEEDINGS OF DIRECTORS......................................................................61

103.     ..................................................................................................61

(A)      Directors may meet and regulate proceedings - determining resolutions.............................61

(B)      Directors may summon meetings of Directors........................................................61

104.     Quorum for Directors' meetings....................................................................61

105.     Questions to be determined by majority voting.....................................................61

106.     ..................................................................................................61

(A)      Directors' interests in contracts - general prohibition on voting.................................61

(B)      Exceptions to prohibition on voting...............................................................61

(C)      Directors voting on executive appointments........................................................63


                                       xi

(D)      Chairman to rule on materiality of a Director's interest..........................................63

(E)      Directors to resolve as to the materiality of a Chairman's interest...............................63

(F)      Interests of the appointor of an alternate to be treated as the interests of the alternate........63

107.     Directors may act notwithstanding vacancies - limited powers if below minimum number..............63

108.     ..................................................................................................64

(A)      Chairmanship of Directors.........................................................................64

(B)      Rights of Deputy Chairmen to act..................................................................64

109.     ..................................................................................................64

(A)      Resolutions of Directors in writing...............................................................64

(B)      Form of written resolutions.......................................................................65

(C)      Powers of alternates as to written resolutions....................................................65

(D)      Resolutions in writing by committees..............................................................65

(E)      Service on Directors of resolutions to be passed in writing.......................................66

F.110    Directors may delegate to committees..............................................................66

111.     Meetings and proceedings of committees............................................................66

112.     ..................................................................................................66

(A)      Validity of acts of Directors or committees.......................................................66

(B)      Participation in meetings by audio-visual means...................................................67

BORROWING POWERS...........................................................................................67

113      ..................................................................................................67

(A)      Directors may exercise borrowing powers of Company................................................67

(B)      Limit on exercise of borrowing powers.............................................................67

(C)      Definition of "Adjusted Capital and Reserves".....................................................68


                                      xii

(D)      Interpretation of Regulation 113..................................................................69

POWERS AND DUTIES OF DIRECTORS.............................................................................71

F.114    Directors to observe Reuter Trust Principles......................................................71

115.     Business and powers of Company to be managed and exercised by Directors...........................72

116.     Non-limitation of Regulation 115 powers by other authorities or powers............................72

117.     Directors may establish local boards or agencies..................................................72

118.     Directors may appoint attorneys...................................................................73

119.     Directors may elect a President of the Company....................................................73

120.     Mode of signing cheques and other instruments.....................................................73

REGISTERS..................................................................................................73

121.     ..................................................................................................73

(A)      Entries on Registers of numbers of Uncertificated Shares and Certificated Shares..................73

(B)      Directors may keep branch Registers...............................................................73

SECRETARY..................................................................................................74

122.     Directors to appoint and may remove Secretary; Joint Secretaries and Assistant Secretaries........74

THE SEAL ..................................................................................................74

123.     ..................................................................................................74

(A)      Directors' authority required for use of Seal and any Securities Seal.............................74

(B)      Mode of affixing Seal and Securities Seal.........................................................74

(C)      Signing of sealed documents.......................................................................74

(D)      Use of Securities Seal............................................................................74

(E)      Execution of Deeds not under Seal.................................................................74

(F)      Deeds to be authorised by Directors...............................................................75


                                      xiii

124.     Company may provide for an official seal for use abroad...........................................75

AUTHENTICATION OF DOCUMENTS................................................................................75

125.     Procedure for and manner of authentication of documents...........................................75

RESERVES ..................................................................................................75

126.     Directors may create reserves.....................................................................75

DIVIDENDS..................................................................................................76

127.     Company may declare dividends not exceeding Directors' recommendation.............................76

128.     Directors may declare and pay fixed and interim dividends.........................................76

F.129    ..................................................................................................76

(A)      Dividends to be paid pro rata to amounts paid on shares...........................................76

(B)      Directors may pay dividends to ADR Custodians in currencies other than sterling...................76

130.     Distributable reserves............................................................................77

131.     Pre-acquisition profits distributable.............................................................77

132.     No dividends to bear interest against the Company.................................................77

133.     ..................................................................................................77

(A)      Directors may make deductions from dividends......................................................77

(B)      Directors  may retain  dividends  on shares of persons  entitled  by  operation  of law pending registration......................................................................................77

134.     Waivers of Dividends..............................................................................77

135.     ..................................................................................................78

(A)      Returned or uncashed dividends....................................................................78

(B)      Directors not trustees of unclaimed dividends.....................................................78

F.136    Directors may pay dividends in kind...............................................................78

137.     ..................................................................................................78

                                      xiv

(A)      Delivery of dividends and other payments..........................................................78

(B)      Payments in respect of shares.....................................................................79

(C)      Payment of foreign currency dividends to ADR Custodians...........................................79

138.     Receipts for dividends to joint holders...........................................................80

F.139    Dividend resolution may specify record date at any time...........................................80

CAPITALISATION OF PROFITS AND RESERVES.....................................................................80

140.     Directors may make capitalisation issues of shares................................................80

SCRIP DIVIDENDS............................................................................................81

141.     ..................................................................................................81

(A)      Directors may offer shares in lieu of dividends with authority of Ordinary Resolution.............81

(B)      Period and other terms of authority for scrip dividends...........................................81

(C)      Offer to be communicated to shareholders..........................................................81

(D)      Number of shares to which shareholders entitled...................................................81

(E)      No fractional entitlements........................................................................82

(F)      Directors may capitalise profits and reserves for issue of scrip dividends........................82

(G)      Scrip dividend shares to rank pari passu with existing shares.....................................82

(H)      Directors may determine terms and conditions of offers of scrip dividends.........................83

ACCOUNTS ..................................................................................................83

142.     Accounting records to be kept at Office; members' right of inspection.............................83

143.     Balance sheets and profit and loss accounts to be sent to members and others......................83

AUDITORS ..................................................................................................83

144.     Validity of acts of Auditors......................................................................84

145.     Auditors entitled to notice of and to attend and be heard at General Meetings.....................84

NOTICES  ..................................................................................................84


                                       xv

F.146    Mode of delivery of notices; when notices deemed delivered........................................84

147.     Transferees  and  persons  entitled by  operation  of law bound by notices in respect of shares pending registration..............................................................................85

148.     Notices to joint holders..........................................................................85

149.     Persons  entitled  following  death or  bankruptcy  entitled  to  delivery  of notices  pending registration......................................................................................85

150.     No entitlement to receipt of notices outside the United Kingdom...................................85

151.     Notices of General Meetings by advertisement......................................................85

152.     Serving for statutory requirements................................................................86

WINDING UP.................................................................................................86

F.153    Directors may petition court for winding up with consent of Founders Share Company................86

154.     Directors may distribute assets in kind on a winding up...........................................86

INDEMNITY..................................................................................................86

155.     Directors and Officers entitled to indemnity......................................................86

THE REUTERS NEWS SERVICES..................................................................................87

F.156    Entitlement of certain members to receive Reuters News Services...................................87


 No. 3296375

                        THE COMPANIES ACTS 1985 AND 1989

                              --------------------

                       A PUBLIC COMPANY LIMITED BY SHARES

                              --------------------


                             ARTICLES OF ASSOCIATION

                                       OF

                                REUTERS GROUP PLC
      (adopted pursuant to a Special Resolution passed on 16 December 1997)


                          -----------------------------


                                   PRELIMINARY


1.       TABLE A NOT TO APPLY

         The regulations in Table A in the Companies (Tables A to F) Regulations 1985 shall not apply to the Company.


F.2      DEFINITIONS AND INTERPRETATION

         (I) In these Regulations (if not inconsistent with the subject or context) the words and expressions set out in the first column below shall bear the meanings set opposite to them respectively:-

                    the Act               The Companies Act 1985.

                    ADR Custodian a custodian (or depositary), approved by the Company, under arrangements whereby such custodian (or depositary) holds shares in the Company and either itself or some other person issues American
                                          Depositary Receipts evidencing
                                          American Depositary Shares which
                                          represent such shares in the Company
                                          (or evidence of a right to receive the
                                          same).

                    Certificated          Share a share which is recorded in the
                                          Register as being held in certificated
                                          form.

                    the Company           Reuters Group PLC
                    the Deed of Mutual      the Deed of Mutual Covenant referred
                    Covenant                to in Clause 4(16) of the Memorandum
                                            of Association as amended from time
                                            to time.

                    Director                a Director for the time being of the
                                            Company.

                    F Regulation            any of these Regulations to the
                                            number of which the letter "F" is
                                            prefixed.

                    the Founders Share      the Founders Share of (pound)1 of
                                            the Company.

                    the Founders Share
                    Company Reuters Founders Share Company Limited in its capacity as the holder of the Founders Share.

                    in writing              written or produced by any
                                            reasonably durable substitute for
                                            writing or partly one and partly
                                            another.

                    month                   calendar month.

                    the Office              the registered office of the Company
                                            from time to time.


                    Operator has the meaning given to that expression in the Uncertificated Securities Regulations.

                    Ordinary Shares         the ordinary shares of 25p each of
                                            the Company.

                    Paid                    paid or credited as paid.

                    Participating Issuer    participating issuer, as defined in
                                            the Uncertificated Securities
                                            Regulations.

                    Participating
                    Security a share or class of shares or a renounceable right of allotment of a share, title to which is permitted to be transferred by means of a Relevant System in accordance with the Uncertificated Securities
                                            Regulations.

                    Register Unless the context otherwise requires, the register of members kept pursuant to section 352 of the Act and any register maintained by the Company of persons holding any renounceable right of allotment of a share

                    Relevant System         relevant system, as defined in the
                                            Uncertificated Securities
                                            Regulations.

                    Reuters News
                    Services any news services which may from time to time be supplied by Reuters.

                    Reuters the Company and every subsidiary undertaking of the Company from time to time supplying news services.

                    the Reuters Group       the Company and its subsidiary
                                            undertakings from time to time.

                    the Reuter Trustees     the members and directors from time
                                            to time of the Founders Share
                                            Company.

                    Seal                    the Common Seal of the Company.

                    Securities              Seal an official seal kept by the
                                            Company by virtue of section 40 of
                                            the Act.

                    the Statutes            the Act and every act and
                                            subordinate legislation (including,
                                            but not limited to, the
                                            Uncertificated Securities
                                            Regulations) from time to time in
                                            force concerning companies (whether
                                            or not a company within the meaning
                                            of the Act) and affecting the
                                            Company.

                    these Regulations       these articles of association as
                                            amended from time to time.

                    the London Stock        London Stock Exchange Limited.
                    Exchange

                    the Transfer Office     the place where the Register is
                                            situate from time to time.

                    the Uncertificated
                    Securities
                    Regulations             the Uncertificated Securities
                                            Regulations 1995 (S.I. 1995 no.
                                            3272) including any modification
                                            thereof or any regulations in
                                            substitution therefor made under
                                            section 207 of the Companies Act
                                            1989 and for the time being in
                                            force.


                    Uncertificated Share    a share title to which is recorded
                                            in the Register as being held in
                                            uncertificated form and title to
                                            which may, by virtue of the
                                            Uncertificated Securities
                                            Regulations, be transferred by means
                                            of a Relevant System.

                    the United Kingdom      Great Britain and Northern Ireland.

                    year                    calendar year.

      (II) In these Regulations (if not inconsistent with the subject or context):-

            (A) The expression "Employees' Share Scheme" shall have the meaning given to it by section 743 of the Act;

            (B) The word "Secretary" shall include any person appointed by the Directors to perform any of the duties of the Secretary, and where two or more persons are appointed to act as Joint Secretaries shall include any one or more of those persons;

            (C)   The expression "debenture" shall include debenture stock;

            (D) The expressions "recognised clearing house" and "recognised investment exchange" shall mean any clearing house or investment exchange (as the case may be) granted recognition under the Financial Services Act 1986;

            (E) The word "company" shall include any body corporate incorporated or registered in any part of the world and the expressions "subsidiary undertaking" and "parent undertaking" shall have the respective meanings given to them by section 258 of the Act;

            (F) Such of the provisions of these Regulations as apply to paid-up shares shall apply to stock, and the words "share" and "shareholder" shall be construed accordingly;

            (G) Words denoting the singular shall include the plural and vice-versa; words denoting the masculine gender shall include the feminine gender; and words denoting persons shall include bodies corporate; and

            (H) Any reference to any statute or statutory provision shall be construed as including a reference to any statutory modification or re-enactment thereof from time to time in force.

            (I) For the purposes of these Regulations, references to a Relevant System shall be deemed to relate to the Relevant System on which the particular share or class of shares or renounceable right of allotment of a share concerned in the capital of the Company is a Participating Security for the time being and any references in these Regulations to the giving of an instruction by means of a Relevant System shall be deemed to relate to a properly authenticated dematerialised instruction given in accordance with the Uncertificated Securities Regulations. Such instructions shall only be given to the extent:

            (i)   permitted by the Uncertificated Securities Regulations;

            (ii) permitted by and practicable under the rules and practices from time to time of the Operator of the Relevant System; and

            (iii) practicable under and in accordance with the facilities and requirements of the Relevant System.

            (J) The headings in these Regulations do not affect the interpretation of these Regulations.

      (III) Subject as aforesaid or as otherwise expressly provided by these Regulations any words or expressions defined in the Act or in the Uncertificated Securities Regulations shall (if not inconsistent with the subject or context) bear the same meanings in these Regulations.

      (IV) The written consent of the Founders Share Company shall be deemed to have been given for any of the purposes of these Regulations if, and only if, a certificate signed on behalf of the Founders Share Company by not less than two of the Reuter Trustees shall have been received at the Office confirming that a resolution giving the consent in question has been duly passed at a meeting of the Reuter Trustees (in their capacity as directors of the Founders Share Company).

      (V) A Special or Extraordinary Resolution shall be effective for any purpose for which an Ordinary Resolution is expressed to be required under any provision of these Regulations.


                                  SHARE CAPITAL


3.    .

      (A)    AMOUNT OF CAPITAL

             The share capital of the Company is (pound)525,000,001 divided into 2,100,000,000 Ordinary Shares of 25p each and one Founders Share of (pound)1.

      (B)    RIGHTS ATTACHING TO SHARES

             The rights, as regards participation in the profits and assets of the Company, respectively attaching to the above-mentioned shares, shall be as follows:-

            (1) Subject to any special rights which may be attached to any other class of shares and to the provisions of the Statutes, the profits of the Company available for distribution and resolved to be distributed shall be distributed by way of dividend among the holders of the Ordinary Shares rateably according to the number of shares held by them respectively;

            (2) On a return of assets on a winding-up, the assets of the Company available for distribution among the members shall be applied, subject to any provision made under section 719 of the Act and any special rights which may be attached to any other class of shares, in repaying to the holders of the Founders Share and the Ordinary Shares rateably according to the number of shares held by them respectively (save that the Founders Share shall for this purpose count as four shares) the amounts paid up on such shares, and subject thereto shall belong to and be distributed among the holders of the Ordinary Shares rateably according to the number of such shares held by them respectively; and

            (3) The Founders Share shall carry no right to receive any of the profits of the Company available for distribution by way of dividend or otherwise.


                               VARIATION OF RIGHTS

F.4   .

      (A)   CONSENTS REQUIRED FOR VARIATION

            Whenever the share capital of the Company is divided into different classes of shares, the special rights attached to any class may, subject to the provisions of the Statutes, be varied or abrogated either with the consent in writing of the holders of three-quarters in nominal value of the issued shares of the class or with the sanction of an Extraordinary Resolution passed at a separate General Meeting of the holders of the shares of the class (but not otherwise) and may be so varied or abrogated either whilst the Company is a going concern or during or in contemplation of a winding-up but so that the rights attached to the Founders Share shall not be capable of being varied or abrogated in any respect whatsoever without the prior written consent of the Founders Share Company. To every such separate General Meeting all the provisions of these Regulations relating to General Meetings of the Company and to the proceedings thereat shall apply, except that the necessary quorum shall be two persons at least holding or representing by proxy at least one-third in nominal value of the issued shares of the class (but that at any adjourned meeting any holder of shares of the class present in person or by proxy shall be a quorum) and that any holder of shares of the class present in person or by proxy may demand a poll and that every such holder shall, subject as otherwise provided by these Regulations, on a poll have one vote for every share of the class held by him. The foregoing provisions of this Regulation shall, subject to paragraph (B) below, apply to the variation or abrogation of the special rights attached to some only of the shares of any class as if each group of shares of the class differently treated formed a separate class the special rights whereof are to be varied.

      (B)   WHEN SHARES NOT A SEPARATE CLASS

            Shares of a class shall not be treated as forming a separate class from other shares of that class merely because any of the following apply to them:-

            (1)   the restrictions set out in section 454 of the Act;

            (2) suspension of voting rights or rights to receive dividends or other distributions pursuant to these Regulations;

            (3) any requirement pursuant to these Regulations that a person dispose of such shares or any interest in them;

            (4) any provisions of these Regulations enabling the Directors to dispose of such shares or requiring the Directors not to register transfers of such shares;

            (5) they are enabled or permitted in accordance with the Uncertificated Securities Regulations to become a Participating Security, or cease to be a Participating Security; or

            (6) any shares of that class are from time to time held in uncertificated form.


F.5 RIGHTS NOT VARIED BY ISSUE OF FURTHER SHARES OR PERMISSION OF TRANSFER OF UNCERTIFICATED SHARES; EXCEPTION FOR FOUNDERS SHARE

      The special rights attached to any class of shares having preferential rights shall not unless otherwise expressly provided by the terms of issue thereof be deemed to be varied by the creation or issue of further shares ranking as regards participation in the profits or assets of the Company in some or all respects pari passu therewith but in no respect in priority thereto, or by the Company permitting, in accordance with the Uncertificated Securities Regulations, the holding and transfer of shares of any class in uncertificated form by means of a Relevant System. The special rights attached to the Founders Share shall be deemed to be varied by the creation or issue of any further Founders Share.


                           ALTERATION OF SHARE CAPITAL

F.6 COMPANY MAY INCREASE CAPITAL; FOUNDERS SHARE COMPANY CONSENT REQUIRED FOR CREATION OF SHARES WITH VOTING RIGHTS NOT IDENTICAL TO THOSE OF ORDINARY SHARES

      The Company may from time to time by Ordinary Resolution increase its capital by such sum to be divided into shares of such amounts as the resolution shall prescribe. All new shares created on any such increase of capital shall be subject to the provisions of the Statutes and of these Regulations with reference to allotment, payment of calls, lien, transfer, transmission, forfeiture and otherwise. No such new share shall, without the prior written consent of the Founders Share Company, have attached thereto (either at the time of the creation thereof or at any subsequent time) any rights in respect of voting which are not identical in all respects with those attached to the Ordinary Shares.


F.7   .
      (A) COMPANY MAY CONSOLIDATE, CANCEL (OTHER THAN THE FOUNDERS SHARE) AND SUBDIVIDE SHARES

            The Company may by Extraordinary Resolution:-

            (1) Consolidate and divide all or any of its capital (other than the Founders Share) into shares of larger amounts than its existing shares;

            (2) Cancel any shares (other than the Founders Share) which, at the date of the passing of the resolution, have not been taken, or agreed to be taken, by any person and diminish the amount of its capital by the amount of the shares so cancelled;

            (3) Sub-divide its shares, or any of them (other than the Founders Share), into shares of smaller amount than is fixed by the Memorandum of Association (subject nevertheless to the provisions of the Statutes), and so that the resolution whereby any share is sub-divided may determine that, as between the holders of the shares resulting from such sub-division, one or more of the shares may, as compared with the others, have any such preferred, deferred or other special rights, or be subject to any such restrictions, as the Company has power to attach to unissued or new shares.

      (B)   FRACTIONAL ENTITLEMENTS TO SHARES

            If, as the result of consolidation and division or sub-division of shares, members become entitled to fractions of a share, the Directors may on behalf of the members deal with the fractions as they think fit. In particular, the Directors (treating holdings of the same member or members of Certificated Shares and Uncertificated Shares of the same class as if they were separate holdings, unless the Directors otherwise determine) may:

            (i) sell fractions of a share to a person (including, subject to the Statutes, to the Company) for the best price reasonably obtainable and distribute the net proceeds of sale in due proportion amongst the persons entitled (except that if the amount due to a person is less than(pound)3, or such other sum as the board may decide, the sum may be retained for the benefit of the Company). To give effect to a sale the Directors may authorise a person to execute an instrument of transfer of Certificated Shares or, in respect of Uncertificated Shares, the Directors may exercise any of the powers conferred on the Company by Regulation F.17 to effect transfer of the shares to the purchaser or his nominee, and may cause the name of the purchaser or his nominee to be entered in the Register as the holder of the shares. The purchaser is not bound to see to the application of the purchase money and the title of the transferee to the shares is not affected by an irregularity or invalidity in the proceedings connected with the sale; or

            (ii) subject to the Statutes, issue to a member credited as fully paid by way of capitalisation the minimum number of shares required to round up his holding of shares to a number which, following consolidation and division or sub-division, leaves a whole number of shares (such issue being deemed to have been effected immediately before consolidation or sub-division, as the case may be). The amount required to pay up those shares may be capitalised as the Directors think fit out of amounts standing to the credit of reserves (including a share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution, and applied in paying up in full the appropriate number of shares. A resolution of the Directors capitalising part of the reserves has the same effect as if the capitalisation had been declared by ordinary resolution of the Company pursuant to Regulation 140. In relation to the capitalisation the board may exercise all the powers conferred on it by Regulation 140 without an ordinary resolution of the Company.

F.8   COMPANY MAY PURCHASE ITS OWN SHARES (OTHER THAN THE FOUNDERS SHARE)

      Subject to the provisions of the Statutes the Company may purchase, or enter into a contract under which it may become entitled or obliged to purchase, any of its own shares (including any redeemable shares) other than the Founders Share. Every contract for the purchase by the Company of, or under which it may become entitled or obliged to purchase, its own shares shall, in addition to such authorisation as may be required by the Statutes, be sanctioned by an Extraordinary Resolution passed at a separate General Meeting of the holders of each class of shares in issue convertible into equity share capital of the Company.


F.9   COMPANY MAY REDUCE ITS CAPITAL - EXCEPTION REGARDING THE FOUNDERS SHARE

      The Company may reduce its share capital or any capital redemption reserve, share premium account or other undistributable reserve in any manner and with and subject to any incident authorised and consent required by law but this Regulation shall not apply in any way whatsoever to the Founders Share.

                                     SHARES


F.10  .

      (A) COMPANY MAY ISSUE SHARES WITH WHATEVER RIGHTS OR RESTRICTIONS, BUT FOUNDERS SHARE COMPANY CONSENT REQUIRED FOR ISSUE OF SHARES NOT IDENTICAL TO ORDINARY SHARES

            Subject as otherwise provided by these Regulations and without prejudice to the rights attached to any shares or class of shares from time to time issued, any share in the Company may be issued with or have attached thereto such preferred, deferred or other special rights, or be issued subject to or have attached such restrictions, whether as regards dividend, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine (or, in the absence of any such determination, as the Directors may determine) and subject to the provisions of the Statutes the Company may issue any shares which are, or at the option of the Company or the holders are liable, to be redeemed Provided always that, without the prior written consent of the Founders Share Company, no share shall be capable of being issued having attached thereto any rights which are not identical in all respects with those attached to the Ordinary Shares.

      (B) DIRECTORS MAY ISSUE SHARES, BUT FOUNDERS SHARE COMPANY CONSENT REQUIRED FOR ISSUE OF SHARES NOT IDENTICAL TO ORDINARY SHARES

            Subject to the provisions of the Statutes, of these Regulations and of any resolution of the Company in general meeting passed pursuant thereto, all unissued shares shall be at the disposal of the Directors and they may allot (with or without conferring a right of renunciation), grant options over or otherwise dispose of them to such persons, at such times and on such terms as they think proper. Provided always that, without the prior written consent of the Founders Share Company, the Directors shall not allot, grant any option over or otherwise dispose of any share having attached thereto any rights in respect of voting which are not identical in all respects with those attached to the Ordinary Shares.


11.   .

      (A)   SECTION 80 AUTHORITY FOR ALLOTMENTS OF RELEVANT SECURITIES

            The Directors have general and unconditional authority, pursuant to section 80 of the Act, to exercise all powers of the Company to allot relevant securities up to an aggregate nominal amount equal to the section 80 amount, for each prescribed period.

      (B)   DISAPPLICATION OF SECTION 89(1) (PRE-EMPTION) TO ALLOTMENTS UNDER
            SECTION 80 AUTHORITY

            The Directors have general power for each prescribed period to allot equity securities pursuant to the authority conferred by paragraph
            (A) above:

            (1)   in connection with a rights issue; and

            (2) up to an aggregate nominal amount equal to the section 89 amount otherwise than in connection with a rights issue;

            as if section 89(1) of the Act does not apply to any such allotment.

      (C) By the authority and power conferred by paragraphs (A) and (B) above, the board may during a prescribed period make an offer or agreement which would or might require equity securities or other relevant securities to be allotted after the prescribed period and may allot securities in pursuance of that offer or agreement.

      (D)   In this Regulation:

            (1) "PRESCRIBED PERIOD" means any period for which the authority conferred by paragraph (A) above is given by ordinary or special resolution stating the section 80 amount and/or the power conferred by paragraph (B) above is given by special resolution stating the section 89 amount;

            (2) "rights issue" means an offer of equity securities open for acceptance for a period fixed by the Directors to holders of equity securities on the Register on a fixed record date in proportion to their respective holdings of such securities or in accordance with the rights attached thereto (but subject to such exclusions or other arrangements as the Directors may deem necessary or expedient in relation to fractional entitlements or legal or practical problems under the laws of, or the requirements of any recognised regulatory body or any stock exchange in, any territory);

            (3) "section 80 amount" means for any prescribed period, the amount stated in the relevant ordinary or special resolution or, in either case, another amount fixed by resolution of the Company;

            (4) "section 89 amount" means for any prescribed period, the amount stated in the relevant special resolution;

            (5) the nominal amount of securities is, in the case of rights to subscribe for or convert any securities into shares of the Company, the nominal amount of shares which may be allotted pursuant to those rights.

12.   COMPANY MAY PAY COMMISSIONS AND BROKERAGES

      The Company may exercise the powers of paying commissions conferred by the Statutes to the full extent thereby permitted. The Company may also on any issue of shares pay such brokerage as may be lawful.


13.   COMPANY MAY RECOGNISE RENUNCIATIONS OF ALLOTMENTS

      The Directors may at any time after the allotment of any share but before any person has been entered in the Register as the holder recognise a renunciation thereof by the allottee in favour of some other person and may accord to any allottee of a share a right to effect such renunciation upon and subject to such terms and conditions as the Directors may think fit to impose.


14.   COMPANY NOT BOUND TO RECOGNISE TRUSTS OF SHARES

      Except as required by law, or pursuant to any of the provisions of these Regulations, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognise any equitable, contingent, future or partial interest in any shares, or any interest in any fractional part of a share, or (except only as by these Regulations or by law otherwise provided) any other right in respect of any share, except an absolute right to the entirety thereof in the registered holder.


                           LIMITATION OF SHAREHOLDINGS

F.15  .

      (A)   DEFINITIONS AND INTERPRETATION

            In this Regulation and subject as hereinafter provided:-

            (1)   except in paragraphs (J), (K) and (Q) below, references to
                  Part VI of and to sections of the Act are references to the same as in force at 11 April 1995 notwithstanding any later repeal, amendment or re-enactment thereof;

            (2)   an "Included Interest" means an interest referred to in
                  section 209(1)(a) of the Act except that of a bare trustee under the law of England or of a simple trustee under the law of Scotland or any analogous interest arising under the law of any other jurisdiction;

            (3) a person shall be treated as having an interest in shares and as being interested in them whenever in accordance with Part VI of the Act he would be taken either to have an interest or to be interested in them for the purposes of sections 198 to 202 of the Act save that any Included Interest shall be taken into account for all purposes instead of being disregarded and save that section 203(3) of the Act shall be taken to read as follows:-

                        "Where a person is entitled to exercise or control the exercise of or is deemed by this subsection to be able to exercise (in aggregate) one half or more of the voting power at general meetings of a body corporate and that body corporate is entitled to exercise or control the exercise of any of the voting power at general meetings of another body corporate ("the effective voting power"), then, for the purposes of subsection
                        (2)(b) above and this subsection, the effective voting power shall be deemed to be exercisable by that person.";

            (4) "Relevant Person" means any person who is interested in 15 per cent. or more of the issued shares of any class of the Company, other than the Founders Share, provided that, for the purpose of calculating whether or not any person is interested in 15 per cent. or more of the issued shares of any class of the Company, holdings of Certificated Shares and Uncertificated Shares of such class in which such person is interested shall be aggregated;

            (5) "Relevant Shares" means shares of the Company in which a Relevant Person is interested; and

            (6) "Required Disposal" means a disposal of such number and class of Relevant Shares as will cause a Relevant Person to cease to be a Relevant Person.

      (B)   PART VI OF THE ACT TO APPLY, SAVE AS PROVIDED

            Without prejudice to the Statutes, the Company, its members and all persons interested in issued shares of the Company shall have the rights and obligations provided for in Part VI of the Act save that:-

            (1)   Included Interests shall not be disregarded;

            (2) a person shall be subject to such obligations notwithstanding that he is outside the United Kingdom and that the event giving rise to an obligation occurs outside the United Kingdom;

            (3) such rights and obligations shall apply as if section 203(3) of the Act read as set out in paragraph (A) (3) above;

            (4) this paragraph (B) shall not apply to an ADR Custodian in its capacity as such;

            (5) notwithstanding any Regulations made under section 210(A)(1)(b) of the Act, if the percentage giving rise to a notifiable interest referred to in section 199(2)(a) of the Act shall exceed 3 per cent. or in section 199(2)(b) of the Act shall exceed 10 per cent., such rights and obligations shall apply as though such percentages were 3 per cent. and 10 per cent. respectively;

            (6) notwithstanding section 199(2A) of the Act, the following interests shall be deemed to be material interests:

                  (a) interests mentioned in sections 199(2A)(a) and 199(2A)(b) of the Act;

                  (b) interest falling within section 199(2A)(c) of the Act which would fall to be disregarded by virtue of section 209(10)(c) of the Act; and

                  (c) any interest of another person which a person is taken to have by virtue of the application of section 203 or 205 of the Act where the interest of that other person falls within sub-paragraphs (a) or (b) above;

            (7) if a notification is given in compliance with such rights and obligations and some or all of the shares in the Company to which it relates are the subject of such a notification only because of the provisions of sub-paragraph (1) and/or (3) above, then such notification shall state that some or all (as the case may be) of the shares to which it relates are the subject of such a notification only because of such provisions and, if it states that some of the said shares are so subject only because of such provisions, shall specify the class and number of such shares (or if they are of more than one class, the classes and numbers of shares of each class); and

            (8) Included Interests and other interests which would not require to be notified to the Company under statute shall when notified to the Company be entered by the Company in a separate Register to be kept by it for that purpose and to which the provisions of sections 217(1) to (6) and 218(1) and
                  (2) of the Act shall apply.

      (C)   SERVICE OF RESTRICTION NOTICE ON RELEVANT PERSON

            If after 18 February 1998 any person has become or becomes a Relevant Person, the Directors shall cause the Company to serve a notice (hereinafter called a "Restriction Notice") on that Relevant Person and on all those (so far as known to them) having interests in, and, if different, on the registered holders of, his Relevant Shares. A Restriction Notice shall (subject as hereinafter provided):-

            (1)   set out the restrictions provided for by paragraph (D) below;
                  and

            (2) subject to paragraphs (T) and (U) below, call for a Required Disposal to be made and for reasonable evidence of it to be supplied to the Company within twenty one days or such longer period as the Directors consider reasonable.

            The Directors may in their absolute discretion extend such twenty one days or longer period.

      (D)   DISENFRANCHISEMENT OF SHARES UNDER RESTRICTION NOTICE

            Subject to paragraph (T) below, from the serving of a Restriction Notice in respect of Relevant Shares until any such time as the restrictions specified in this paragraph (D) (hereinafter called "the Voting Restrictions") cease to apply in accordance with the later provisions of this Regulation, a registered holder of such Relevant Shares shall not be entitled in respect of such shares to receive notice of or to attend or vote (in person or by proxy) at any General Meeting of the Company or any meeting of the holders of any class of shares of the Company.

      (E)   DIRECTORS' POWER TO MAKE REQUIRED DISPOSAL

            If a notice calling for a Required Disposal is not complied with to the satisfaction of the Directors within the time appointed the Directors shall, so far as they are able, make a Required Disposal (hereinafter called a "Directors' Disposal") and shall give notice in writing of it to the registered holders of the shares sold.

      (F)   MANNER OF MAKING DIRECTORS' DISPOSAL

            The manner, timing and terms of any Directors' Disposal (including, but not limited to, the price or prices at which the same is made and the extent to which assurance is obtained that no transferee thereunder is or would thereby become a Relevant Person) shall be such as the Directors determine. The Directors may take advice from bankers, brokers or other persons considered by them to be appropriate as to such manner, timing and terms and shall not be liable to any person for the consequences of reliance on such advice. The Directors shall be entitled to make such disposal without delay.

      (G) RELEVANT SHARES OF MULTIPLE HOLDERS OR OF CERTIFICATED AND UNCERTIFICATED SHARES TO BE SOLD PRO RATA IN DIRECTORS' DISPOSAL

            If on a Directors' Disposal Relevant Shares are held:

            (1) by more than one registered holder (treating joint holders of any Relevant Shares as a single holder) the Directors shall, so far as is practicable, cause the same proportion of each holding as is known to them to be sold; or

            (2) as Certificated Shares and Uncertificated Shares, the Directors may in their absolute discretion vis a vis any Relevant Person, but in consultation with the Founders Share Company, treat such holdings of Certificated Shares and Uncertificated Shares as if they were separate holdings and, in such event, shall cause to be sold such proportion of either or both holdings of Certificated Shares and Uncertificated Shares as the Directors may, in exercise of their discretion as aforesaid, direct.

      (H) TRANSFERS, CERTIFICATES AND DISPOSAL OF SALE PROCEEDS IN DIRECTORS' DISPOSAL

            For the purpose of effecting any Directors' Disposal, the Directors may authorise in writing any officer or employee of the Company to execute any necessary transfer on behalf of any registered holder of Certificated Shares and may notwithstanding that no share certificate has been lodged enter the name of the transferee in the Register and issue a new certificate to the purchaser for the Certificated Shares so transferred or, in respect of Uncertificated Shares, the Directors may exercise any of the powers conferred on the Company by Regulation F.17 to effect valid transfer of such shares. The net proceeds of such disposal shall be received by the Company, whose receipt shall be a good discharge for the purchase money, and shall be paid (without any interest being payable thereon) to the former registered holder, in the case of Uncertificated Shares, as soon as practicable, and, otherwise, on surrender by him of the certificate for the Certificated Shares formerly held by him and so sold.

      (I)   CESSER OF VOTING RESTRICTIONS

            The Voting Restrictions shall cease to apply:-

            (1)   to any shares sold by a Directors' Disposal;

            (2) to any Relevant Shares if the Directors resolve that they are satisfied that the Relevant Person concerned has ceased to be interested in them; and

            (3) if the Directors resolve that they are satisfied that a Required Disposal has been made, to the shares comprised in such disposal and to any other shares in which the former Relevant Person concerned continues to be interested;

            from the date of such sale or resolution, as the case may be, but without prejudice to their imposition again if the Directors serve a new Restriction Notice in respect of them.

      (J)   DIRECTORS' RESOLUTION AS TO A PERSON BEING RELEVANT PERSON
            CONCLUSIVE

            If the Directors resolve that they have reasonable cause to believe that a person is or may be a Relevant Person and that they have made reasonable enquiries (whether by way of notices under section 212 of the Act or otherwise) to establish whether he is or not but that such enquiries have not been answered or fail to establish whether he is or not, he shall for all the purposes of this Regulation be deemed to be a Relevant Person from the date of such resolution until any such time as the Directors resolve that they are satisfied that he is not a Relevant Person.

      (K) DIRECTORS' RESOLUTION AS TO SHARES BEING SHARES OF A RELEVANT PERSON CONCLUSIVE

            If the Directors resolve that they have reasonable cause to believe that any shares of the Company are or may be shares in which a Relevant Person (whether he is such by virtue of paragraph (J) above or otherwise) is interested and that they have made reasonable enquiries (whether by way of notices under section 212 of the Act or otherwise) to establish whether they are or not but that such enquiries have not been answered or fail to establish whether they are or not, such shares shall for all the purposes of this Regulation be deemed to be shares in which such Relevant Person is interested from the date of such resolution until any such time as the Directors resolve that they are satisfied that such shares are not shares in which such Relevant Person is interested.

      (L)   NOTICES UNDER REGULATION F.15 TO BE IN WRITING

            All notices provided for by this Regulation shall be in writing.

      (M)   NO OBLIGATION TO SERVE NOTICE IF ADDRESS UNKNOWN

            Neither the Company nor the Directors shall be obliged to serve any notice provided for by this Regulation on any person if they do not know either his identity or his address. Subject as aforesaid, the Directors shall give notice of any resolutions referred to in paragraphs (I), (J) and (K) above to the Relevant Person concerned.

      (N)   REGULATIONS ON NOTICES TO APPLY

            Regulations F.146, 148 and 149 shall apply to the service of any notice required by this Regulation to be served by the Company on any member of the Company.

      (O)   SERVICE OF NOTICES ON NON-MEMBERS

            Any notice required by this Regulation to be served by the Company on any person who is not a member of the Company may be served on or delivered to him either personally or by placing it in the post in the United Kingdom in a pre-paid cover addressed to him at such address as the Directors believe to be his address or by delivering it to such address. Where such notice is served or sent by post as aforesaid, service or delivery shall be deemed to be effected at the time when the same would be received in the ordinary course of post and in proving such service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

      (P)   DIRECTORS' DECISIONS CONCLUSIVE

            Any belief, resolution or decision of the Directors which is held or made in pursuance or purported pursuance of any of the provisions of this Regulation shall be conclusive, final and binding on all persons concerned, and the validity of any act or thing which is done or caused to be done by the Directors in pursuance or purported pursuance of any of such provisions shall not be capable of being impeached by anyone on the ground that there was not any basis or reasonable basis on which the Directors could have arrived at any such belief or made any such resolution or decision, or on the ground that any conclusion of fact on which the Directors relied or might have relied for the purposes of arriving at any such belief or making any such resolution or decision was incorrect, or on any other ground whatsoever.

      (Q)   COMPANY REGISTER OF SHARE INTERESTS

            Without prejudice to the provisions of the Statutes, the Directors may assume without enquiry that a person is not a Relevant Person unless the information contained in the Registers kept by the Company under section 211 of the Act and under paragraph (B) (8) above indicates to the contrary or they have reason to believe otherwise. In the latter case the Directors shall make reasonable enquiries to discover whether anyone is a Relevant Person.

      (R)   DIRECTORS TO INFORM OTHER DIRECTORS REGARDING RELEVANT PERSONS

            If a Director has reason to believe that anyone is a Relevant Person he shall without delay inform the other Directors of that fact.

      (S)   ADR CUSTODIANS AND ADS HOLDERS

            An ADR Custodian in its capacity as such shall not be a Relevant Person. A person who has an interest in American Depositary Shares evidenced by an American Depositary Receipt representing shares held by an ADR Custodian shall be treated for all the purposes of this Regulation as having an interest in the number and class of shares in the Company represented by such American Depositary Shares and evidenced by such American Depositary Receipt and not (in the absence of any other reason why he should be so treated) in the remainder of the shares in the Company held by the ADR Custodian.

      (T)   RIGHTS ISSUES AND LIMITATION OF SHAREHOLDINGS

            In this paragraph (T):-

            (1) "RIGHTS ISSUE" means an offer by or on behalf of the Company of shares in the Company to persons who already hold shares in the Company (other than the Founders Share) under which (subject to any exclusion from the offer of persons which the Directors may deem necessary to deal with fractional entitlements or problems with such offer arising in any overseas territory) the number of shares offered to each offeree is as nearly as practicable proportionate to the number of shares already held by him; and

            (2) "BASIC ENTITLEMENT" means the number of shares so offered to an offeree and does not include any shares for which he makes an excess application, that is, an application for shares so offered to other shareholders but not taken up by them.

            If a person (hereinafter in this paragraph (T) called "THE SAID PERSON") becomes interested in 15 per cent. or more of the issued shares of any class of the Company solely because on a rights issue a holder of shares in the Company (whether he is the said person or not) accepts up to his basic entitlement of the shares comprised in such issue and the said person does not thereafter become interested in any further shares of that class (except solely because of the same occurring on a further rights issue), a Required Disposal shall not be required, the Voting Restrictions shall apply only to shares in excess of such 15 per cent. and any Restriction Notice given to him shall be modified accordingly.

      (U)   UNDERWRITING OF SHARE ISSUES AND LIMITATION OF SHAREHOLDINGS

            If a person becomes interested in 15 per cent. or more of the issued shares of any class of the Company solely by underwriting an offer of shares in the Company in the ordinary course of a business which includes underwriting offers of securities, then so long as he does not become interested in any further such shares (except solely by so underwriting any further such offer) he shall be allowed one year or such longer period as the Directors consider reasonable (either of which the Directors may in their absolute discretion extend) in which to make the Required Disposal and supply reasonable evidence of it to the Company, and any Restriction Notice shall be modified accordingly.

                              UNCERTIFICATED SHARES

16.   .

      (A)   DIRECTORS MAY PERMIT SHARES TO BE A PARTICIPATING SECURITY

            Subject to the Statutes and the rules of any Relevant System, the Directors may permit the holding and transfer of any class of shares in uncertificated form by means of a Relevant System and, subject as aforesaid, the Directors may at any time determine that any class of shares shall cease to be a Participating Security.

      (B) SHARES MAY BE CHANGED FROM UNCERTIFICATED TO CERTIFICATED FORM AND VICE VERSA

            Where any class of shares in the capital of the Company is a Participating Security, any share in such class may be changed from an Uncertificated Share to a Certificated Share and from a Certificated Share to an Uncertificated Share in accordance with and subject to the provisions of the Uncertificated Securities Regulations and the rules and procedures of the Relevant System.

      (C)   UNCERTIFICATED SHARES ARE NOT A SEPARATE CLASS

            Subject to the Statutes, Uncertificated Shares shall not be regarded as forming a separate class of shares from Certificated Shares of the same class.

      (D)   DISAPPLICATION OF INCONSISTENT REGULATIONS

            In relation to any class of shares which is a Participating Security, and for so long as that class of shares or any part of that class of shares remains a Participating Security, these Regulations shall (notwithstanding anything contained in these Regulations) only apply to Uncertificated Shares to the extent that they are consistent with:-

            (1)   the holding of shares in that class in uncertificated form;

            (2) the transfer of title to shares in that class by means of a Relevant System; and

            (3)   the Uncertificated Securities Regulations.


                     POWER OF SALE OF UNCERTIFICATED SHARES

F.17  POWERS OF COMPANY IN RESPECT OF PROCURING SALES OF UNCERTIFICATED SHARES

      Where any class of shares in the capital of the Company is a Participating Security and the Company is entitled under any provisions of the Statutes or the rules of any Relevant System or under these Regulations to dispose of, forfeit, enforce a lien over or sell or procure the sale of any shares of such class which are held in uncertificated form, the Directors shall have the power (to the extent permitted by and subject to the provisions of the Uncertificated Securities Regulations and the rules and procedures of the Relevant System) to take such steps as may be required, by instruction given by means of a Relevant System or otherwise, to effect such disposal, forfeiture, enforcement or sale and such powers shall (subject as aforesaid) include, but shall not be limited to, the power to:

      (1) request or require the deletion of any computer-based entries in the Relevant System relating to such shares;

      (2) alter such computer-based entries so as to divest the registered holder of such shares of the power to transfer them to any person other than a transferee identified by the Company;

      (3)   require by notice in writing any holder of such shares:

            (a) to change his holding of such shares into certificated form within such period as may be specified in the notice; or

            (b) direct the holder to take such steps as may be necessary to sell or transfer such shares;

      (4) appoint any person to take such steps in the name of the holder of such shares as may be required to effect transfer of such shares and such steps shall be as effective as if they had been taken by the registered holder of the shares concerned.


                               THE FOUNDERS SHARE

F.18  .

      (A)   FOUNDERS SHARE MAY DEFEAT RESOLUTION TO VARY OR ABROGATE ITS RIGHTS

            Without prejudice to paragraph (A) of Regulation F.4, on any poll on any resolution of the Company in General Meeting, being a resolution the passing of which by the requisite majority of votes would be, or be deemed to be, a variation or abrogation of the rights attached to the Founders Share, the Founders Share Company, if it opposes such resolution, shall have the right to cast such number of votes as shall be necessary to ensure the defeat of such resolution, and such right may be exercisable either by a representative appointed by the Founders Share Company in accordance with section 375(1)(a) of the Act, or by a proxy for the Founders Share Company.

      (B)   DEEMED VARIATIONS OR ABROGATIONS OF FOUNDERS SHARE RIGHTS

            For all of the purposes of these Regulations the passing by the requisite majority of any of the following kinds of resolution by the Company in General Meeting shall be deemed to be a variation or abrogation of the rights attached to the Founders Share:-

            (1) any Special Resolution the effect of which, if duly passed, would be to alter, or to delete, or in any way to derogate from the effect of, any F Regulation or to remove the prefix "F" from any F Regulation;

            (2) any resolution to wind up the Company voluntarily or pursuant to paragraph (a) of section 122 of the Insolvency Act 1986;

            (3) any resolution for, or approving or sanctioning, any reconstruction of the Company;

            (4) any resolution the effect of which, if duly passed, would be to attach or to authorise the attachment to any share (whether issued or unissued) of any voting rights which are not identical in all respects with those attached to the Ordinary Shares;

            (5) any resolution to amend any such resolution as is described in any of the preceding sub-paragraphs of this paragraph (B).


      (C) ACTION WITHOUT CONSENT OF FOUNDERS SHARE COMPANY A DEEMED VARIATION OR ABROGATION

            For all of the purposes of these Regulations the doing of any act or thing which, in accordance with any provision of these Regulations requires the prior written consent of the Founders Share Company shall be deemed to be a variation or abrogation of the rights attached to the Founders Share.


F.19  .

      (A)   DEFINITION AND INTERPRETATION AS REGARDS "CONTROL" OF COMPANY

            For the purposes of this Regulation:-

            (1) where a person would in accordance with Part VI of the Act (as in force at 11 April 1995 notwithstanding any later repeal, amendment or re-enactment thereof) and/or Regulation F.15 be taken to be interested in shares in which another person is interested or would in accordance therewith be taken to be interested, such other person shall be deemed to be his associate;

            (2) in addition, two or more persons shall be deemed to be associates if there are, in the opinion of the Founders Share Company, reasonable grounds for believing that they have or are attempting to obtain Control pursuant (either wholly or in part) to some arrangement between them;

            (3) arrangement means any agreement, understanding or arrangement of any kind, whether formal or tacit, and whether or not legally binding, other than the Deed of Mutual Covenant;

            (4) "Control" means the ability to control the exercise of 30 per cent. or more of the votes which can be cast on a poll at a General Meeting of the Company (disregarding the rights of the Founders Share Company and disregarding any suspension of the voting rights of any shares pursuant to the Statutes or these Regulations).

      (B) DIRECTORS TO INFORM OTHER DIRECTORS (AND DIRECTORS TO INFORM FOUNDERS SHARE COMPANY) OF ATTEMPTS TO GAIN CONTROL

            If any Director becomes aware of any facts which might lead to the Directors and/or the Founders Share Company taking the view that a person and his associates (if any) has or have obtained or is or are attempting to obtain, directly or indirectly, Control, he shall without delay inform the other Directors of such facts and the Directors shall forthwith give written notice of such facts to the Founders Share Company.

      (C)   FOUNDERS SHARE CONTROL NOTICES

            If there are, in the opinion of the Founders Share Company, reasonable grounds for believing that any person and his associates (if any) has or have obtained or is or are attempting to obtain, directly or indirectly, Control, the Founders Share Company, whether it has received any notice pursuant to paragraph (B) above or not, shall be entitled in its absolute discretion to serve or cause to be served at the Office a notice in writing (hereinafter called a "Founders Share Control Notice"), signed by any one or more of the Reuter Trustees, to the effect that the Founders Share Company is of that opinion.

      (D)   RESCISSION OF FOUNDERS SHARE CONTROL NOTICE

            If at any time after the service of a Founders Share Control Notice, the Founders Share Company becomes of the opinion that no person or no person and his associates has or have obtained or is or are attempting to obtain, directly or indirectly, Control, then the Founders Share Company shall as soon as practicable thereafter (provided that it is still of that opinion) serve or cause to be served at the Office a notice in writing, signed by any one or more of the Reuter Trustees, rescinding such Founders Share Control Notice, but the service of any such notice in writing pursuant to and in accordance with this paragraph (D) (in this Regulation called a "Rescission Notice") shall be without prejudice to the entitlement of the Founders Share Company subsequently to serve or cause to be served at the Office another Founders Share Control Notice pursuant to and in accordance with paragraph (C) above.

      (E) VOTING RIGHTS OF FOUNDERS SHARE WHILST FOUNDER SHARE CONTROL NOTICE IN FORCE

            At all times after the service at the Office of any Founders Share Control Notice, until any Rescission Notice rescinding that Founders Share Control Notice is served, the Founders Share shall confer upon the Founders Share Company the right to cast, on any poll which shall be taken on any Ordinary, Special, Extraordinary or other Resolution which is proposed at any General Meeting of the Company, such number of votes as shall be necessary to ensure the effective passing of such Resolution if those votes are cast in favour thereof or (as may be appropriate) to ensure the defeat of such resolution if those votes are cast against such Resolution, and such right may be exercisable either by a representative appointed by the Founders Share Company in accordance with section 375(1)(a) of the Act, or by any proxy for the Founders Share Company.

      (F)   FOUNDERS SHARE COMPANY DECISIONS CONCLUSIVE

            Any opinion of the Founders Share Company, which is expressed in and for the purposes of any Founders Share Control Notice, or which is manifested by any Rescission Notice, shall be conclusive, final and binding on all persons concerned, and the validity of any Founders Share Control Notice or of any Rescission Notice shall not be impeached by any person on the ground that there was not any basis or any reasonable basis upon which the Founders Share Company could have arrived at any such opinion, or on the ground that any conclusion of fact which the Founders Share Company relied on or might have relied on in or for the purpose of arriving at any such opinion was incorrect, or on any other ground whatsoever.


F.20  .

      (A)   FOUNDERS SHARE COMPANY MAY REQUISITION EXTRAORDINARY GENERAL
            MEETINGS

            The Founders Share Company shall be entitled at any time and from time to time to serve upon the Company at the Office, a requisition in writing, signed on behalf of the Founders Share Company, requiring the Directors:-

            (1) to convene an Extraordinary General Meeting of the Company for the purposes specified in such requisition; and

            (2) to ensure that every copy of any notice by which an Extraordinary General Meeting is convened pursuant to such requisition shall be accompanied by a copy of such statement in writing (if any) of not more than five thousand words as shall be attached to such requisition.

      (B) DIRECTORS TO CONVENE REQUISITIONED MEETING AND CIRCULATE ANY STATEMENT OF THE FOUNDERS SHARE COMPANY

            In the event of any such requisition being served as aforesaid at the Office the Directors shall, not later than the expiration of the period of seven days next following such service, duly convene an Extraordinary General Meeting of the Company for the purposes specified in such requisition (and so that any Extraordinary General Meeting shall be convened on such minimum period of notice as shall be sufficient, having regard to the purposes so specified and to the provisions of the Statutes and of these Regulations relative to notices of Extraordinary General Meetings), and shall ensure that every copy of any notice by which such Extraordinary General Meeting is convened shall be accompanied by a copy of such statement in writing (if any) as shall have been attached to such requisition in accordance with the provisions of sub-paragraph (2) of paragraph (A) of this Regulation.

      (C)   FOUNDERS SHARE COMPANY MAY CONVENE MEETING IF DIRECTORS IN DEFAULT

            If the Directors do not, before the expiration of the period of seven days next following the service at the Office of any such requisition as aforesaid, duly convene an Extraordinary General Meeting in accordance with the provisions of paragraph (B) of this Regulation and otherwise comply in all respects with those provisions, the Founders Share Company shall be entitled at any time after such expiration to convene an Extraordinary General Meeting of the Company for the purposes specified in such requisition, and so that:-

            (1) any Extraordinary General Meeting which is so convened by the Founders Share Company shall be convened in the same manner, as nearly as possible, in which Extraordinary General Meetings of the Company are to be convened by the Directors pursuant to paragraph (B) of this Regulation, but so that the requirement as to minimum notice referred to in such paragraph (B) shall not apply; and

            (2) the Founders Share Company shall be entitled to procure that each copy of the notice by which any such Extraordinary General Meeting is convened by the Founders Share Company shall be accompanied by a copy of such statement in writing of not more than five thousand words as the Founders Share Company shall in its absolute discretion think fit, and so that the Founders Share Company shall have this entitlement whether or not such requisition had attached thereto, in accordance with sub-paragraph (2) of paragraph (A) of this Regulation, any copy of any statement.

      (D) FOUNDERS SHARE COMPANY MAY CONVENE EXTRAORDINARY GENERAL MEETINGS WHILE FOUNDERS SHARE CONTROL NOTICE IN FORCE

            In addition and without prejudice to the rights conferred upon the Founders Share Company by the preceding paragraphs of this Regulation, so long as any Founders Share Control Notice which has been served at the Office pursuant to and in accordance with the provisions of paragraph (C) of Regulation F.19 shall not have been rescinded by a Rescission Notice served at the Office pursuant to and in accordance with the provisions of paragraph (D) of Regulation F.19, the Founders Share Company shall be entitled at any time and from time to time to convene an Extraordinary General Meeting of the Company for such purposes as the Founders Share Company shall in its absolute discretion think fit, and shall also be entitled to cause every copy of any notice by which any Extraordinary General Meeting is so convened to be accompanied by a copy of such statement in writing of not more than five thousand words as the Founders Share Company shall in its absolute discretion think fit. Any Extraordinary General Meeting which is convened by the Founders Share Company pursuant to this paragraph (D) shall be convened in such manner, as nearly as possible, in which Extraordinary General Meetings are to be convened by the Directors pursuant to paragraph
            (B) of this Regulation, but so that the requirement as to minimum notice referred to in paragraph (B) of this Regulation shall not apply.


F.21 FOUNDERS SHARE COMPANY MAY RECEIVE NOTICE OF AND ATTEND AND SPEAK AT GENERAL MEETINGS The Founders Share Company shall be entitled:-

      (A) to receive notice of every General Meeting of the Company, and of every separate General Meeting of the holders of the shares of any class in the Company's issued share capital; and

      (B)   to attend, either by a representative appointed in accordance with section 375(1)(a) of the Act, or by any proxy, at any such General Meeting or separate General Meeting; and

      (C) through any such representative or proxy, to speak at any such General Meeting or separate General Meeting;

      but the Founders Share Company shall not, save as provided in Regulations
      F.18 and F.19, be entitled to vote at any General Meeting of the Company, and shall in no circumstances be entitled to vote at any such separate General Meeting other than a separate General Meeting of the Founders Share Company.

F.22  .

      (A)   CONSULTATION BETWEEN DIRECTORS AND REUTER TRUSTEES

            The Reuter Trustees shall be entitled, at the invitation of the Directors, to attend meetings of the Directors and to confer with the Directors, and the Reuter Trustees shall generally be available to act in a consultative capacity with the Directors.

      (B) REUTER TRUSTEES ENTITLED TO RECEIVE REPORTS FROM AND MAKE REPRESENTATIONS TO THE DIRECTORS

            The Reuter Trustees shall be entitled to receive from the Directors periodical reports of the activities of the Reuters Group, and shall be entitled to make such representations (if any) to the Directors, on matters of general interest affecting the Reuters Group, as the Reuter Trustees may from time to time think fit.


F.23  .

      (A) COMPANY TO REIMBURSE FOUNDERS SHARE COMPANY FOR EXPENSES OF REUTER TRUSTEES

            The Company will pay to the Founders Share Company on demand all such sums of money as the Founders Share Company shall from time to time certify are required by it:-

            (1) to indemnify the Reuter Trustees in respect of their travelling, hotel and other reasonable expenses incurred in attending and returning from all meetings of the Reuter Trustees as directors and members of the Founders Share Company and in carrying on the functions of the Founders Share Company, including (but without limitation) the exercise of the rights, powers and duties exercisable by the Founders Share Company and the Reuter Trustees;

            (2) to indemnify the Founders Share Company in respect of all disbursements, fees and expenses which have been incurred or paid or will or may become liable to be incurred by it including in particular (but without limitation) all expenses incurred in enforcing the Reuter Trust Principles as contained and defined in the Deed of Mutual Covenant and any other provisions contained in the Deed of Mutual Covenant and in carrying out the objects of the Founders Share Company, whether by judicial proceedings or otherwise; and

            (3) to comply with all statutory requirements in force (and whether arising under taxation statutes or statutes relating to companies or otherwise) and applicable to the Founders Share Company.

      (B) COMPANY TO FUND OR PROCURE COMPANY SECRETARIAL AND ADMINISTRATIVE SERVICES FOR FOUNDERS SHARE COMPANY

            The Company will pay to the Founders Share Company on demand the cost of (or at the option of the Founders Share Company procure the provision without cost to the Founders Share Company of) all company secretarial services and other ancillary administrative services which the Founders Share Company may from time to time request.

                               SHARE CERTIFICATES


24.   CONTENTS OF SHARE CERTIFICATES

      Every share certificate shall specify the number and class of shares to which it relates and the amount paid up thereon. No certificate shall be issued representing shares of more than one class. No certificate shall normally be issued in respect of shares held by a recognised clearing house or a nominee of a recognised clearing house or of a recognised investment exchange.


25.   CERTIFICATES FOR JOINT HOLDERS

      In the case of a share held jointly by several persons the Company shall not be bound to issue more than one certificate therefor and delivery of a certificate to one of joint holders shall be sufficient delivery to all.


26.   ENTITLEMENT OF MEMBERS HOLDING CERTIFICATED SHARES TO SHARE CERTIFICATES

      Any person (subject as aforesaid) whose name is entered in the Register as a holder of any Certificated Shares of any one class upon the issue or transfer thereof shall be entitled without payment to a certificate therefor (in the case of issue) within one month (or such longer period as the terms of issue shall provide) after allotment of Certificated Shares or (in the case of a transfer of fully paid shares) within fourteen days after lodgment of a transfer or (in the case of a transfer of partly paid shares) within two months after lodgment of a transfer of Certificated Shares.


27.   ENTITLEMENT TO BALANCING CERTIFICATES

      Where some only of the shares comprised in a share certificate are transferred the old certificate shall be cancelled and a new certificate for the balance of such Certificated Shares shall be issued in lieu without charge.


28.   .

      (A)   ENTITLEMENT TO CONSOLIDATING CERTIFICATES

            Any two or more certificates representing shares of any one class held by any member may at his request be cancelled and a single new certificate for such Certificated Shares issued in lieu without charge.

      (B)   DIRECTORS MAY ISSUE SPLIT CERTIFICATES

            If any member shall surrender for cancellation a share certificate representing shares held by him and shall request the Company to issue in lieu two or more share certificates representing such Certificated Shares in such proportions as he may specify, the Directors may, subject to the provisions of Regulation 29 below, if they think fit, comply with such request.

      (C)   REPLACEMENT OF DAMAGED, LOST OR STOLEN CERTIFICATES

            If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same shares must be issued without charge (other than the exceptional out of pocket expenses (if any) referred to below) to the holder upon request subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) upon compliance with such conditions as to evidence and indemnity and the payment of any exceptional out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

      (D)   REQUESTS FOR REPLACEMENT CERTIFICATES FOR JOINT HOLDERS

            In the case of shares held jointly by several persons any such request may be made by any one of the joint holders.


29.   .

      (A)   ENTITLEMENT TO CERTIFICATE FOR SHARES CHANGED TO CERTIFICATED SHARES

            Subject to the Statutes, these Regulations and the requirements of the London Stock Exchange, where any Uncertificated Share is changed to certificated form, the holder (other than a recognised clearing house or a nominee of a recognised clearing house or of a recognised investment exchange referred to in Regulation 24) is entitled, unless the terms of issue of the shares provide otherwise, without charge, to one certificate in respect of all the Uncertificated Shares so changed to certificated form.

      (B)   NO ENTITLEMENT TO CERTIFICATE IN RESPECT OF UNCERTIFICATED SHARES

            The provisions of Regulations 24 to 29 (inclusive) shall not apply so as to require the Company to issue to any person a certificate in respect of any share where such person holds such share in uncertificated form.


                                 CALLS ON SHARES


30.   DIRECTORS MAY MAKE CALLS FOR AMOUNTS UNPAID ON SHARES

      The Directors may from time to time make calls upon the members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or, when permitted, by way of premium) but subject always to the terms of issue of such shares. A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be made payable by instalments.


31.   OBLIGATION TO PAY CALLS

      Each member shall (subject to receiving at least fourteen days' notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof. A call may be revoked or postponed as the Directors may determine.


32.   INTEREST ON UNPAID CALLS

      If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate (not exceeding 15 per cent. per annum) as the Directors determine but the Directors shall be at liberty in any case or cases to waive payment of such interest wholly or in part.


33.   CALLS DEEMED TO BE MADE WHEN SO PROVIDED BY TERMS OF ISSUE OF SHARES

      Any sum (whether on account of the nominal value of the share or by way of premium) which by the terms of issue of a share becomes payable upon allotment or at any fixed date shall for all the purposes of these Regulations be deemed to be a call duly made and payable on the date on which by the terms of issue the same becomes payable. In case of non-payment all the relevant provisions of these Regulations as to payment of interest and expenses, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.


34.   DIRECTORS' DISCRETION AS TO AMOUNTS AND TIMES OF CALLS ON ISSUE OF SHARES

      The Directors may on the issue of shares differentiate between the holders as to the amount of calls to be paid and the times of payment.


35.   DIRECTORS MAY ACCEPT AND PAY INTEREST ON MONEYS IN ADVANCE OF CALLS

      The Directors may if they think fit receive from any member willing to advance the same all or any part of the moneys (whether on account of the nominal value of the share or by way of premium) uncalled and unpaid upon the shares held by him and such payment in advance of calls shall extinguish to the extent of the payment the liability upon the shares in respect of which it is made and upon the money so received (until and to the extent that the same would but for such advance become payable) the Company may pay interest at such rate (not exceeding 15 per cent. per annum) as the member paying such sum and the Directors may agree.

                               FORFEITURE AND LIEN

36.   DIRECTORS MAY SERVE PAYMENT NOTICE IN RESPECT OF UNPAID CALLS

      If a member fails to pay in full any call or instalment of a call on the due date for payment thereof, the Directors may at any time thereafter serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued thereon and any expenses incurred by the Company by reason of such non-payment.


37.   NOTICE TO PROVIDE FOR FORFEITURE OF SHARES

      The notice shall name a further day (not being less than seven days from the date of service of the notice) on or before which and the place where the payment required by the notice is to be made, and shall state that in the event of non-payment in accordance therewith the shares on which the call has been made will be liable to be forfeited.


38.   FORFEITURE OF SHARES

      If the requirements of any such notice as aforesaid are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls and interest and expenses due in respect thereof has been made, be forfeited by a resolution of the Directors to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited share and not actually paid before forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder.


39.   FORFEITED OR SURRENDERED SHARE THE PROPERTY OF THE COMPANY

      A share so forfeited or surrendered shall become the property of the Company and may be sold, re-allotted or otherwise disposed of either to the person who was before such forfeiture or surrender the holder thereof or entitled thereto or to any other person upon such terms and in such manner as the Directors shall think fit and at any time before a sale, re-allotment or disposition the forfeiture or surrender may be cancelled on such terms as the Directors think fit. The Directors may, if necessary, authorise some person to transfer a forfeited or surrendered share to any such other person as aforesaid.


40.   EX-MEMBER TO REMAIN LIABLE FOR MONEYS UNPAID ON FORFEITED SHARES

      A member whose shares have been forfeited or surrendered shall cease to be a member in respect of the shares but shall notwithstanding the forfeiture or surrender remain liable to pay the Company all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of the shares with interest thereon at 15 per cent. per annum (or such lower rate as the Directors may determine) from the date of forfeiture or surrender until such payment and the Directors may at their absolute discretion enforce payment without allowance for the value of the shares at the time of forfeiture or surrender or waive payment in whole or in part.


41.   COMPANY TO HAVE LIEN ON SHARES NOT FULLY PAID

      The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of such share. The Directors may waive any lien which has arisen and may resolve that any shares for some limited period be exempt wholly or partially from the provisions of this Regulation.


42.   COMPANY'S POWER OF SALE UNDER LIEN

      The Company may sell in such manner as the Directors think fit any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of fourteen days after a notice in writing stating and demanding payment of the sum presently payable and giving notice of intention to sell in default shall have been given to the holder for the time being of the share or the person entitled thereto by reason of his death or bankruptcy.


43.   APPLICATION OF SALE PROCEEDS

      The net proceeds of such sale after payment of the costs of such sale shall be applied in or towards payment or satisfaction of the debts or liabilities in respect whereof the lien exists so far as the same are then payable and any residue shall, upon surrender to the Company for cancellation of the certificate for the share sold or the provision of any indemnity (with or without security) required by the Directors as to any lost or destroyed certificate and subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale, be paid to the person entitled to the share at the time of the sale. For the purpose of giving effect to any such sale the Directors may authorise some person to transfer the share sold to, or in accordance with the directions of, the purchaser.


44.   TITLE TO SHARES SOLD UNDER LIEN OR AFTER FORFEITURE

      A statutory declaration in writing that the declarant is a Director or the Secretary of the Company and that a share has been duly forfeited or surrendered or sold to satisfy a lien of the Company on a date stated in the declaration shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. Such declaration and the receipt of the Company for the consideration (if any) given for the share on the sale, re-allotment or disposal thereof together with the share certificate delivered to a purchaser or allottee thereof shall (subject to the execution of a transfer if the same be required) constitute a good title to the share and the person to whom the share is sold, re-allotted or disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the purchase money (if any) nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, surrender, sale, re-allotment or disposal of the share.


                               TRANSFER OF SHARES

45.   .

      (A)   REQUIREMENTS AS TO FORM OF TRANSFERS OF CERTIFICATED SHARES

            All transfers of Certificated Shares may be effected by transfer in writing in any usual or common form or in any other form acceptable to the Directors and may be under hand only. The instrument of transfer shall be signed by or on behalf of the transferor and (except in the case of fully paid shares) by or on behalf of the transferee.

      (B)   REQUIREMENTS AS TO TRANSFERS OF UNCERTIFICATED SHARES

            A member may transfer all or any of his Uncertificated Shares in the manner provided for in the rules and procedures of the Operator of the Relevant System and in accordance with and subject to the Uncertificated Securities Regulations.

      (C)   TRANSFEROR TO REMAIN HOLDER UNTIL TRANSFER ACTUALLY REGISTERED

            The transferor of a share shall remain the holder of the share concerned until the name of the transferee is entered in the Register in respect thereof.


46.   DIRECTORS MAY SUSPEND REGISTRATION OF TRANSFERS

      Subject to the Statutes, the registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine and either generally or in respect of any class of shares, provided that the Company shall not close any Register relating to a Participating Security without the consent of the Operator of the Relevant System. The Register shall not be closed for more than thirty days in any year.


47.   .

      (A) DIRECTORS MAY REFUSE TO REGISTER CERTAIN RENUNCIATIONS AND TRANSFERS OF CERTIFICATED SHARES

            The Directors may refuse to register an allotment or a transfer of Certificated Shares (whether fully paid or not) in favour of more than four persons jointly. If the Directors refuse to register a renounceable letter of allotment or a transfer of a Certificated Share they shall within two months after the date on which the letter of allotment or transfer was lodged with the Company send to the allottee or transferee notice of the refusal.

      (B) DIRECTORS MAY REFUSE TO REGISTER TRANSFERS OF CERTIFICATED SHARES OF MORE THAN ONE CLASS OF SHARE, UNSTAMPED TRANSFERS OR TRANSFERS UNACCOMPANIED BY PROOF OF TRANSFEROR'S TITLE

            The Directors may also decline to recognise any instrument of transfer in respect of Certificated Shares (which for the purposes of these Regulations shall include a renunciation of a renounceable letter of allotment) unless the instrument of transfer is in respect of only one class of share, is duly stamped (if required) and is lodged at the Transfer Office accompanied by the relevant share certificate(s) (except in the case of a renunciation and as described below) and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other person on his behalf, the authority of that person so to do). In the case of a transfer by a recognised clearing house or a nominee of a recognised clearing house or of a recognised investment exchange the lodgment of share certificates will only be necessary if and to the extent that certificates have been issued in respect of the shares in question.


48.   .

      (A)   REGISTRATION OF TRANSFERS OF UNCERTIFICATED SHARES

            The Company shall register a transfer of title to any Uncertificated Share or any renounceable right of allotment of a share which is a Participating Security held in uncertificated form, but so that the Directors may refuse to register such a transfer in favour of more than four persons jointly or in any other circumstance permitted by the Uncertificated Securities Regulations.

      (B) DIRECTORS TO NOTIFY REFUSALS TO REGISTER TRANSFERS OF UNCERTIFICATED SHARES

            If the Directors refuse to register the transfer of an Uncertificated Share or of any renounceable right of allotment of a share which is a Participating Security held in uncertificated form the Company shall, within two months after the date on which the transfer instruction relating to such transfer was received by the Company, send notice of the refusal to the transferee.


49.   COMPANY MAY RETAIN REGISTERED TRANSFERS

      All instruments of transfer which are registered may be retained by the Company.


50.   NO FEE FOR REGISTRATION OF TRANSFERS OR RELATED DOCUMENTS

      No fee will be charged by the Company in respect of the registration of any instrument of transfer or probate or letters of administration or certificate of marriage or death or stop notice or power of attorney or other document or instruction relating to or affecting the title to any shares or otherwise for making any entry in the Register affecting the title to any shares.


51.   COMPANY MAY DESTROY DOCUMENTS AFTER CERTAIN PERIODS

      The Company shall be entitled to destroy all instruments of transfer or other documents which have been registered or on the basis of which registration was made at any time after the expiration of six years from the date of registration thereof and all dividend mandates and notifications of change of address at any time after the expiration of two years from the date of recording thereof and all share certificates which have been cancelled at any time after the expiration of one year from the date of cancellation thereof and it shall conclusively be presumed in favour of the Company that every entry in the Register purporting to have been made on the basis of an instrument of transfer or other such document so destroyed was duly and properly made and every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and every share certificate so destroyed was a valid and effective certificate duly and properly cancelled and every other document hereinbefore mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company. Provided always that:-

      (1) the provisions aforesaid shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;

      (2) nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any other circumstances which would not attach to the Company in the absence of this Regulation;

      (3) reference herein to the destruction of any document include references to disposal thereof in any manner.


                             TRANSMISSION OF SHARES


52. PERSONAL REPRESENTATIVES OF DECEASED HOLDERS ENTITLED TO SHARES BUT LIABILITIES OF ESTATE CONTINUE

      In case of the death of a shareholder, the survivors or survivor where the deceased was a joint holder, and the executors or administrators of the deceased where a sole or only surviving holder, shall be the only persons recognised by the Company as having any title to his interest in the shares, but nothing in this Regulation shall release the estate of a deceased holder (whether sole or joint) from any liability in respect of any share held by him.

53.   .

      (A)   REGISTRATION OF PERSONS ENTITLED TO SHARES BY OPERATION OF LAW

            Any person becoming entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law may (subject as hereinafter provided) upon supplying to the Company such evidence as the Directors may reasonably require to show his title to the share either be registered himself as holder of the share upon giving to the Company notice in writing of such desire of his or transfer such share to some other person.

      (B)   REGISTRATION OF OTHER PERSONS

            If he elects to have another person registered, he shall:

            (1) in the case of a Certificated Share, execute an instrument of transfer of the Certificated Share to that person; or

            (2) in the case of an Uncertificated Share, either procure that instructions are given by means of the Relevant System to effect the transfer of such Uncertificated Share to that person in accordance with the Uncertificated Securities Regulations, or procure that the Uncertificated Share is changed to certificated form and execute an instrument of transfer of that Certificated Share to that person.

      (C)   LIMITATIONS APPLY TO SUCH TRANSFERS

            All the limitations, restrictions and provisions of these Regulations relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice or transfer were a transfer executed or instruction given by such member.


54. ENTITLEMENT TO SHARE RIGHTS PENDING REGISTRATION OF PERSONS ENTITLED TO SHARES BY OPERATION OF LAW

      Save as otherwise provided by or in accordance with these Regulations, a person becoming entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law (upon supplying to the Company such evidence as the Directors may reasonably require to show his title to the share) shall be entitled to the same dividends and other advantages as those to which he would be entitled if he were the registered holder of the share except that he shall not be entitled in respect thereof (except with the authority of the Directors) to exercise any right conferred by membership in relation to meetings of the Company until he shall have been registered as a member in respect of the share.

                              UNTRACED SHAREHOLDERS


55.   .

      (A)   COMPANY MAY SELL SHARES OF UNTRACED HOLDERS AFTER CERTAIN PERIODS

            The Company shall be entitled to sell the shares of a member or the shares to which a person is entitled by virtue of transmission on death or bankruptcy or otherwise by operation of law if and provided that:-

            (1) during the period of twelve years prior to the date of the publication of the advertisements referred to in paragraph (2) below (or, if published on different dates, the first thereof) no communication has been received by the Company from the member or the person entitled by transmission and no cheque or warrant sent by the Company through the post in a pre-paid letter addressed to the member or to the person entitled by transmission to the shares at his address on the Register or otherwise the last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed or no payment made by the Company by any other means permitted by these Regulations has been claimed or accepted and at least three dividends in respect of the shares in question have become payable and no dividend in respect of those shares has been claimed; and

            (2) the Company shall on expiry of the said period of twelve years have inserted advertisements in both a national daily newspaper and in a newspaper circulating in the area in which the last known address of the member or the address at which service of notices may be effected in the manner authorised by these Regulations is located giving notice of its intention to sell the said shares; and

            (3) during the said period of twelve years and the period of three months following the publication of the said advertisements the Company shall have received no communication from such member or person; and

            (4) notice shall have been given to the London Stock Exchange in London of its intention to make such sale.

      (B)   POWER OF SALE TO EXTEND TO ADDITIONAL SHARES

            In addition to the power of sale conferred by paragraph (A) above, if during the period of 12 years referred to in paragraph (A)(1) above or a further period ending on the date when all the requirements of paragraphs (A)(1) to (4) above have been satisfied additional shares have been issued in right of those shares held at the beginning of, or previously so issued during, those periods and all the requirements of paragraphs (A)(1) to (4) have been satisfied in respect of the additional shares, the Company shall be entitled to sell the additional shares of the relevant member or the relevant person entitled by transmission, as the case may be.

      (C)   PROCEDURES FOR EXERCISE OF POWER OF SALE

            To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of Certificated Shares or, in respect of any Uncertificated Shares, the Directors may exercise any of the powers conferred on the Company by Regulation F.17 to effect transfer of the shares, and such instrument or exercise of such powers (as the case may be) shall be as effective as if it had been executed or exercised by the registered holder of or person entitled by transmission to such shares, and the title of the transferee shall not be affected by any irregularity or invalidity in the proceedings relating thereto. The net proceeds of sale shall belong to the Company which shall be obliged to account to the former member or other person previously entitled as aforesaid for an amount equal to such proceeds and shall enter the name of such former member or other person in the books of the Company as a creditor for such amount which shall be a permanent debt of the Company. No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments (other than shares of the Company or its parent undertaking, if any) as the Directors may from time to time think fit.

                                GENERAL MEETINGS

56.   ANNUAL GENERAL MEETINGS TO BE HELD

      An Annual General Meeting shall be held once in every year, at such time (within a period of not more than fifteen months after the holding of the last preceding Annual General Meeting) and place as may be determined by the Directors. All other General Meetings shall be called Extraordinary General Meetings.


57.   DIRECTORS TO CONVENE EXTRAORDINARY GENERAL MEETINGS

      The Directors may whenever they think fit, and shall on any requisition made in accordance with the Statutes, proceed with proper expedition to convene an Extraordinary General Meeting.

                           NOTICE OF GENERAL MEETINGS

F.58  .

      (A)   PERIODS OF NOTICE FOR GENERAL MEETINGS

            An Annual General Meeting and any Extraordinary General Meeting at which it is proposed to pass a Special Resolution, or (save as provided by the Statutes) a resolution of which special notice has been given to the Company, shall be called by twenty one days' notice in writing at the least, and any other Extraordinary General Meeting by fourteen days' notice in writing at the least. The period of notice shall in each case be exclusive of the day on which it is served or deemed to be served and of the day on which the meeting is to be held and shall, subject as provided in paragraph (B) of this Regulation F.58, be given in the manner hereinafter mentioned to all members other than such as are not under the provisions of these Regulations entitled to receive such notices from the Company. Provided that a General Meeting notwithstanding that it has been called by a shorter notice than that specified above shall be deemed to have been duly called if it is so agreed:-

            (1) in the case of an Annual General Meeting by all the members entitled to attend and vote thereat which for this purpose shall include the Founders Share Company; and

            (2) in the case of an Extraordinary General Meeting by a majority in number of the members having a right to attend and vote thereat, being a majority together holding not less than 95 per cent. in nominal value of the shares giving that right, and by the Founders Share Company.


      (B)   DETERMINATION OF RECORD DATE FOR SERVING NOTICES OF MEETINGS

            For the purposes of serving notices of meetings, whether under section 370(2) of the Act or any other enactment or under these Regulations, the Directors may determine that persons entitled to receive such notices are those persons entered on the Register at the close of business on a day determined by the Directors, provided that, if the Company is a participating issuer, the day determined by the Directors may not be more than 21 days before the day that the relevant notice of meeting is sent.

      (C) ACCIDENTAL NON-DELIVERY OF NOTICE TO OR NON-RECEIPT OF NOTICE BY ANY PERSON (EXCEPT FOUNDERS SHARE COMPANY) NOT TO INVALIDATE PROCEEDINGS AT MEETING

            The accidental omission to give notice to or the non-receipt of notice by any person entitled thereto (other than in each case the Founders Share Company) shall not invalidate the proceedings at any General Meeting.

59.   .

      (A)   CONTENTS OF NOTICES OF GENERAL MEETINGS

            Every notice of a General Meeting shall specify the principal meeting place and the satellite meeting places (if any) and the day and hour of the meeting and there shall appear with reasonable prominence in every such notice a statement that a member entitled to attend and vote is entitled to appoint a proxy or proxies to attend and, on a poll, vote instead of him and that a proxy need not be a member of the Company.

      (B)   NOTICE OF ANNUAL GENERAL MEETING

            In the case of an Annual General Meeting, the notice shall also specify the meeting as such.

      (C)   NOTICES TO IDENTIFY SPECIAL BUSINESS

            In the case of any General Meeting at which business other than routine business is to be transacted, the notice shall specify the general nature of such business; and, if any resolution is to be proposed as an Extraordinary Resolution or as a Special Resolution, the notice shall contain a statement to that effect.

      (D) DETERMINATION OF RECORD DATE FOR ENTITLEMENT TO ATTEND AND VOTE AT GENERAL MEETINGS

            For the purposes of determining which persons are entitled to attend or vote at any General Meeting, the notice may also specify a time (which shall not be more than 48 hours before the time fixed for the meeting) by which a person must be entered on the Register in order to have the right to attend or vote at the meeting. Changes to entries on the Register after the time so specified in the notice shall be disregarded in determining the rights of any person to so attend or vote.


60.   ROUTINE BUSINESS OF ANNUAL GENERAL MEETINGS

      Routine business shall mean and include any business transacted at an Annual General Meeting of the following classes:-

      (1)   declaring dividends;

      (2) receiving and/or adopting the accounts, the reports of the Directors and Auditors and other documents required to be attached or annexed to the accounts;

      (3) appointing or re-appointing Directors to fill vacancies arising at the meeting on retirement whether by rotation or otherwise;

      (4) re-appointing the retiring Auditors (unless they were last appointed otherwise than by the Company in General Meeting);

      (5) fixing the remuneration of the Auditors or determining the manner in which such remuneration is to be fixed; and

      (6) granting, renewing or varying authority under section 80 of the Act or disapplying section 89 of the Act.


                         PROCEEDINGS AT GENERAL MEETINGS

61.   .

      (A)   CHAIRMANSHIP OF GENERAL MEETINGS

            The Chairman of the Directors, failing whom one of the Deputy Chairmen, shall preside as chairman at a General Meeting. If there be no such Chairman or Deputy Chairman, or if at any meeting neither be present within five minutes after the time appointed for holding the meeting and willing to act, the Directors present shall choose one of their number (or, if no Director be present or if all the Directors present decline to take the chair, the members present shall choose one of their number) to be chairman of the meeting.

      (B)   DIRECTORS MAY ATTEND AND SPEAK AT GENERAL MEETINGS

            A Director is entitled to attend and speak at a General Meeting and at a separate General Meeting of the holders of a class of shares or debentures whether or not he is a member.


F.62  .

      (A) DIRECTORS MAY MAKE PROVISION FOR PERSONS (OTHER THAN FOUNDERS SHARE COMPANY) TO ATTEND GENERAL MEETINGS AT SATELLITE VENUES

            The Directors may resolve to enable persons entitled to attend a General Meeting (other than the representative or proxy of the Founders Share Company) to do so by attending at a satellite meeting place anywhere in the world and the members present in person or by proxy at satellite meeting places shall be counted in the quorum for and entitled to vote at the meeting, and the meeting shall be duly constituted and its proceedings valid provided that (a) in the case of any General Meeting falling within the proviso to paragraph (A) of Regulation F.63, the Founders Share Company has given its prior written consent, and (b) the chairman of the General Meeting is satisfied that adequate facilities are available throughout the General Meeting to ensure that members attending at all the meeting places are able to (i) participate in the business for which the meeting has been convened, (ii) hear and see all persons present at and who speak (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) in the principal meeting place, any satellite meeting place or elsewhere in accordance with paragraph (D) below, and (iii) be heard and seen by all other persons so present in the same way. The chairman of the General Meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place.

      (B)   DISCRETION OF CHAIRMAN TO INTERRUPT OR ADJOURN GENERAL MEETINGS

            If it appears to the chairman of the General Meeting that the facilities at the principal meeting place or any satellite meeting place have become inadequate for the purposes referred to in paragraph (A) above, then the chairman may, without the consent of the meeting, interrupt or adjourn the General Meeting for such time and/or to such other place as the chairman of the General Meeting may in his absolute discretion determine. All business conducted at that General Meeting up to the time of such adjournment shall be valid.

      (C) DIRECTORS MAY ARRANGE FOR PERSONS TO HEAR, SEE AND SPEAK AT GENERAL MEETINGS BY AUDIO-VISUAL MEANS

            The Directors may make arrangements for persons entitled to attend a General Meeting to be able to view and/or hear the proceedings of any General Meeting and/or to speak at the meeting (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise), by attending a venue anywhere in the world not being a satellite meeting place and those attending any such venue shall not be regarded as present and shall not be entitled to vote at the meeting at or from that venue and the inability for any reason of any member present in person or by proxy at such a venue to view and/or hear all or any of the proceedings of the meeting and/or to speak at the meeting shall not in any way affect the validity of such proceedings.

      (D)   VALIDITY OF MEETINGS IF ACCOMMODATION INADEQUATE

            If it appears to the chairman of the General Meeting that any principal meeting place or satellite meeting place specified in the notice convening the meeting is inadequate to accommodate all members entitled and wishing to attend, the meeting shall be duly constituted and its proceedings valid if (a) in the case of any General Meeting falling within the proviso to paragraph (A) of Regulation F.63, any representative or proxy of the Founders Share Company is allowed to be present at the principal meeting place, and
            (b) the chairman is satisfied that adequate facilities are available to ensure that any other member who is unable to be accommodated is able to (i) participate in the business for which the meeting has been convened, and (ii) hear and see all persons present at and who speak (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise), in the principal meeting place, any satellite meeting place or elsewhere in accordance with this paragraph (D), and (iii) be heard and seen by all other persons so present in the same way.

      (E)   RIGHTS OF MEMBERS TO TAKE PART IN GENERAL MEETINGS

            For the purposes of this Regulation, the right for a member to participate in the business of any General Meeting shall include, without limitation, the right to: speak; vote on any show of hands; vote on any poll; be represented by a proxy; and the right to have access to all documents which are required by the Statutes and these Regulations to be made available at the meeting.


F.63  .

      (A)   QUORUM FOR GENERAL MEETINGS

            No business (other than the appointment of a chairman) shall be transacted at any General Meeting unless a quorum is present at the time when the meeting proceeds to business. Any two members present in person or by proxy and entitled to vote or the Founders Share Company, present either by a representative appointed in accordance with section 375(1)(a) of the Act or by proxy, shall constitute a quorum for all purposes at any General Meeting. Provided that at any General Meeting:-

            (1) the business of which includes the consideration of any such resolution as is mentioned in Regulation F.18, or

            (2) which is held at a time when a Founders Share Control Notice, which has been served at the Office pursuant to and in accordance with paragraph (C) of Regulation F.19, has not been rescinded by any Rescission Notice served at the Office pursuant to and in accordance with paragraph (D) of that Regulation, or

            (3) which is called by shorter notice than the twenty one days or fourteen days (as the case may be) specified in Regulation F.58,

            a quorum shall not be present for any purpose unless the Founders Share Company is present thereat, either by a representative appointed as aforesaid or by proxy.

      (B)   MEETINGS WHERE NO QUORUM PRESENT

            If within five minutes from the time appointed for a General Meeting (or such longer interval as the chairman of the meeting may think fit to allow) a quorum is not present, the General Meeting, if convened pursuant to any of the provisions of section 368 of the Act or of Regulation F.20, shall be dissolved. In any other case it shall stand adjourned to such other day and such time and such principal meeting place and satellite meeting places as may have been specified for the purpose in the notice convening the General Meeting or (if not so specified) as the chairman of the General Meeting may determine and in the latter case not less than seven days' notice of the adjourned meeting shall be given, subject always to the provisions of paragraph (B) of Regulation F.58, in like manner as in the case of the original meeting. At any such adjourned meeting all of the provisions of paragraph (A) of this Regulation shall apply as though every reference in that Regulation to a General Meeting included a reference to any such adjourned meeting.


F.64  .

      (A)   ADJOURNMENT OF GENERAL MEETINGS

            The chairman of any General Meeting at which a quorum is present may with the consent of the General Meeting (and shall if so directed by the General Meeting) adjourn the meeting from time to time and from place to place or for an indefinite period, provided that in the case of any General Meeting falling within the proviso to paragraph
            (A) of Regulation F.63 any such adjournment will be subject to the consent of any representative or proxy of the Founders Share Company.

      (B)   CHAIRMAN'S POWER TO ADJOURN IN CERTAIN CIRCUMSTANCES

            Without prejudice to any other power which he may have under the provisions of these Regulations or at common law, the chairman of any General Meeting may (without the consent of the meeting but, in the case of any General Meeting falling within the proviso to paragraph (A) of Regulation F.63, subject to the consent of any representative or proxy of the Founders Share Company) interrupt or adjourn a meeting if he is of the opinion that it has become necessary to do so in order to (i) secure the proper and orderly conduct of the meeting, or (ii) give all persons entitled to do so a reasonable opportunity of speaking and voting at the meeting, or
            (iii) ensure the proper disposal of the business of the meeting. Any such adjournment may be for such time as the chairman of the meeting may in his absolute discretion determine, and the chairman of the meeting shall have power to specify some other place for holding the meeting, notwithstanding that by reason of such adjournment some members may be unable to be present at the adjourned meeting. Any such person may nevertheless execute a form of proxy for the adjourned meeting and if he shall do so and shall deliver the same to the chairman of the adjourned meeting or to the Secretary of the Company, such proxy shall be valid notwithstanding that it is given at less notice than would otherwise be required under these Regulations.

      (C)   BUSINESS AT ADJOURNED GENERAL MEETINGS

            No business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. Business transacted at any adjourned meeting shall be treated as business transacted at the General Meeting which had been adjourned. Where a meeting is adjourned for an indefinite period, the time and place for the adjourned meeting shall be fixed by the Directors. When a meeting is adjourned for thirty days or more or for an indefinite period, not less than seven days' notice of the adjourned meeting shall be given, subject always to the provisions of paragraph (B) of Regulation F.58, in like manner as in the case of the original meeting. At any adjourned meeting held pursuant to any of the provisions of this Regulation all of the provisions of Regulation 60 and Regulation F.63 shall apply as though every reference in those Regulations to a General Meeting included a reference to any such adjourned meeting.


65.   NOTICE OF ADJOURNMENT NOT REQUIRED

      Save as hereinbefore expressly provided, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at any adjourned meeting.


66.   AMENDMENTS TO RESOLUTIONS

      If an amendment shall be proposed to any resolution under consideration but shall in good faith be ruled out of order by the chairman of the meeting the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. In the case of a resolution duly proposed as a Special or Extraordinary Resolution no amendment thereto (other than a mere clerical amendment to correct a patent error) may in any event be considered or voted upon.


F.67 VOTES BY SHOW OF HANDS UNLESS POLL DEMANDED AND REQUISITIONISTS REQUIRED FOR POLL

      At any General Meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded by:-

      (A)   the chairman of the meeting; or

      (B) not less than three members present in person or by proxy and entitled to vote; or

      (C) a member or members present in person or by proxy and representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

      (D) a member or members present in person or by proxy and holding shares in the Company conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right; or

      (E) the Founders Share Company, present either by a representative appointed in accordance with section 375(1)(a) of the Act or by proxy.

      Provided that:-

      (1)   any such resolution as is mentioned in Regulation F.18, and

      (2) any resolution which is proposed at a General Meeting at a time when a Founders Share Control Notice, which has been served at the Office pursuant to and in accordance with paragraph (C) of Regulation F.19, has not been rescinded by any Rescission Notice served at the Office pursuant to and in accordance with paragraph (D) of that Regulation, shall, in the absence of the written consent of the Founders Share Company to the contrary, be a resolution on which a poll must be taken, and in the event that a poll shall not be taken on any such resolution as aforesaid the result of any show of hands on that resolution shall be deemed to be invalid for all purposes.


68.   .

      (A)   WITHDRAWAL OF DEMAND FOR POLL

            A demand for a poll may be withdrawn only with the approval of the General Meeting. Unless a poll is duly demanded, or is required to be taken, a declaration by the chairman of the meeting that a resolution has been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the minute book, shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded for or against such resolution. If a poll is duly demanded, or is required to be taken, it shall be taken in such manner (including the use of ballot or other voting papers or tickets) as the chairman of the meeting may direct, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was so demanded or required to be taken. The chairman of the meeting may (and if so directed by the meeting shall) appoint scrutineers and may adjourn the meeting to some place and time fixed by him for the purpose of declaring the result of the poll.

      (B)   PROCEDURE FOR POLLS

            A poll which is duly demanded (or which is required to be taken) on the choice of a chairman or on a question of adjournment shall be taken forthwith. A poll which is duly demanded (or which is required to be taken) on any other question shall be taken either immediately or at such subsequent time (not being more than thirty days from the date of the meeting) and place as the chairman may direct. No notice need be given of a poll not taken immediately. The fact that a poll shall have been duly demanded (or shall be required to be taken) on any question (other than on the choice of a chairman or an adjournment) shall not prevent the continuance of the meeting for the transaction of any business other than that question.


69.   CHAIRMAN TO HAVE CASTING VOTE

      In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a casting vote.


F.70  ARRANGEMENTS FOR SECURITY OF GENERAL MEETINGS

      The Directors and, at any General Meeting, the chairman may make any arrangement and impose any restriction they consider appropriate to ensure the security and orderly conduct of a General Meeting including, without limitation, the searching of the personal property of persons attending the meeting and the restriction of items that may be taken into the meeting place. The Directors and, at any General Meeting, the chairman is entitled to refuse entry to a meeting to a person (other than any representative or proxy of the Founders Share Company) who refuses to comply with these arrangements or restrictions.



                                VOTES OF MEMBERS


71.   VOTES ON SHOW OF HANDS AND ON POLLS

      Subject as otherwise provided by these Regulations, at any General Meeting of the Company:-

      (1) on any show of hands every member entitled to vote at such General Meeting other than the Founders Share Company who is present in person shall have one vote;

      (2) on any poll every holder of Ordinary Shares shall have one vote for every Ordinary Share of which he is the holder.


72.   VOTES OF JOINT HOLDERS

      In the case of joint holders of a share the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the share.


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
73. VOTES BY RECEIVERS AND OTHERS ON BEHALF OF MEMBERS SUFFERING FROM MENTAL DISORDER

      Where in England or elsewhere a receiver or other person (by whatever name called) has been appointed by any court claiming jurisdiction in that behalf to exercise powers with respect to the property or affairs of any member on the ground (however formulated) of mental disorder, the Directors may in their absolute discretion, upon or subject to production of such evidence of the appointment as the Directors may require, permit such receiver or other person on behalf of such member to vote in person or by proxy at any General Meeting or to exercise any other right conferred by membership in relation to meetings of the Company.


F.74  .

      (A)   NO MEMBERS TO VOTE IF SUMS UNPAID ON SHARES

            No member shall, unless the Directors otherwise determine, be entitled in respect of shares held by him to vote at a General Meeting or meeting of the holders of any class of shares of the Company either personally or by proxy or to exercise any other right conferred by membership in relation to meetings of the Company or of the holders of any class of shares of the Company if any call or other sum presently payable by him to the Company in respect of such shares remains unpaid.

      (B) DIRECTION NOTICES TO MEMBERS AND OTHERS NOT ENTITLED TO VOTE BECAUSE IN DEFAULT UNDER SECTION 212

            If any member, or any other person appearing to be interested in shares held by such member, has been duly served with a notice under section 212 of the Act and is in default for the prescribed period in supplying to the Company the information thereby required, then the Directors may in their absolute discretion at any time thereafter by notice (a "DIRECTION NOTICE") to such member direct that:-

            (1) in respect of the shares in relation to which the default occurred (the "DEFAULT SHARES") the member shall not be entitled to attend or vote (either in person or by proxy) at a General Meeting or at a separate general meeting of the holders of a class of shares or on a poll;

            (2) where the Default Shares represent at least 0.25 per cent. of the class of shares concerned, then the Direction Notice may additionally direct that any of the following shall be effected:-

                  (a) in respect of the Default Shares any dividend or other money which would otherwise be payable on such shares shall be retained by the Company without any liability to pay interest thereon when such money is finally paid to the member and any shares issued in lieu of dividend be withheld by the Company;

                  (b) no transfer of any Default Shares which are held in certificated form shall be registered unless the transfer is an approved transfer or:-

                        (i) the member is not himself in default as regards supplying the information requested; and

                        (ii) the transfer is of part only of the member's holding and when presented for registration is accompanied by a certificate by the member in a form satisfactory to the Directors to the effect that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer;

                  (c) if the Directors so determine, the Company shall be entitled to require the holder of any such Default Shares which are held in uncertificated form, by notice in writing to the holder concerned, to change his holding of uncertificated Default Shares to certificated form within such period as may be specified in the notice and require such holder to continue to hold such Default Shares in certificated form for so long as the default subsists. The Directors may also appoint any person to take such other steps, by instruction by means of a Relevant System or otherwise, in the name of the holder of such Default Shares, to effect conversion of such shares to certificated form and such steps shall be as effective as if they had been taken by the registered holder of the uncertificated Default Shares.

      The Company shall send to each other person appearing to be interested in the shares the subject of any Direction Notice a copy of the notice, but the failure or omission by the Company to do so shall not invalidate such notice.

      (C)   CESSER OF EFFECT OF DIRECTION NOTICES

            Any Direction Notice shall cease to have effect seven days after the earlier of:

            (1) receipt by the Company of notice of an approved transfer, but only in relation to the shares transferred; and

            (2) receipt by the Company, in a form satisfactory to the Directors, of all the information required by the section 212 notice.

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
      (D)   DIRECTION NOTICES AND DEPOSITARIES

            Where any person appearing to be interested in any shares has been served with a notice under section 212 of the Act and such shares are held by a recognised depositary, the provisions of this Regulation shall be deemed to apply only to those shares held by the recognised depositary in which such person appears to be interested and references to default shares shall be construed accordingly.

      (E)   OBLIGATIONS OF DEPOSITARY UNDER DIRECTION NOTICE

            Where the member on whom a notice under section 212 of the Act has been served is a recognised depositary, the obligations of the recognised depositary acting in its capacity as such shall be limited to disclosing to the Company such information relating to any person appearing to be interested in the shares held by it as has been recorded by the recognised depositary pursuant to the arrangements entered into by the Company or approved by the Directors pursuant to which it was appointed as a recognised depositary.

      (F)   INTERPRETATION OF REGULATION F.74

            For the purposes of this Regulation:-

            (1) a person shall be treated as appearing to be interested in any shares if the member holding such shares has given to the Company a notification under the said section 212 which either
                  (a) names such person as being so interested or (b) fails to establish the identities of those interested in the shares and (after taking into account the said notification and any other relevant section 212 notification) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares;

            (2) the prescribed period in respect of any particular member is 14 days from the date of service of the said notice under the said section 212;

            (3)   a transfer of shares is an approved transfer if but only if:-

                  (a) it is a transfer of shares to an offeror by way or in pursuance of acceptance of a takeover offer (as defined in section 428(1) of the Act); or

                  (b) the Directors are satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares to a party unconnected with the member and with other persons appearing to be interested in such shares; or

                  (c) the transfer results from a sale made through a recognised investment exchange as defined in the Financial Services Act 1986 or any other stock exchange outside the United Kingdom on which the Company's shares are normally traded.

            (4) a recognised depositary is an ADR Custodian or a trustee (acting in his capacity as such) of any Employee's Share Scheme established by the Company where such scheme has been approved by the Directors for the purposes of this Regulation.

      (G)   SAVING FOR DIRECTORS POWERS UNDER SECTION 216

            Nothing contained in this Regulation shall limit the power of the Directors under section 216 of the Act.


F.75 FOUNDERS SHARE COMPANY MAY REQUIRE DIRECTORS TO SERVE SECTION 212 NOTICE OR DIRECTION NOTICE OR TO APPLY TO COURT UNDER SECTION 216

      The Founders Share Company shall be entitled in its absolute discretion at any time and from time to time to serve or cause to be served upon the Company at the Office a requisition in writing requiring the Directors:

      (1) to serve in accordance with section 212 of the Act such notice or notices upon such person or respective persons as shall be specified in such requisition; and/or

      (2) to serve in accordance with paragraph (B) of Regulation F.74 a Direction Notice or Notices upon such person or respective persons and applying such of the provisions of paragraph (B) of Regulation
            F.74 as shall be specified in such requisition; and/or

      (3) to apply to the Court under section 216 of the Act for such order against such person or respective persons as shall be specified in such requisition,

      and the Directors shall be bound to comply with any such requisition as soon as practicable after service thereof as aforesaid.


F.76 OBJECTIONS TO ADMISSIBILITY OF VOTES TO BE RAISED ONLY AT THE RELEVANT MEETING - SAVING FOR VOTES OF FOUNDERS SHARE

      No objection shall be raised as to the admissibility of any vote except at the meeting or adjourned meeting at which the vote objected to is or may be given or tendered and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection shall be referred to the chairman of the meeting whose decision shall be final and conclusive save that no such decision shall be capable of prejudicing the effect of any valid exercise of any of the voting rights attached by these Regulations to the Founders Share.

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
F.77  VOTES ON A POLL MAY BE GIVEN PERSONALLY OR BY PROXY

      On a poll votes may be given either personally or by proxy and a person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.


F.78  PROXY NEED NOT BE A MEMBER

      A proxy need not be a member of the Company.


F.79  REQUIREMENTS AS TO FORM OF APPOINTMENT OF PROXY

      An instrument appointing a proxy shall be in writing in any usual or common form or in any other form which the Directors may approve and:-

      (A) in the case of an individual shall be signed by the appointor or his attorney; and

      (B) in the case of a corporation shall be either given under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation, or in the case of the Founders Share Company may be signed by any one of the Reuter Trustees.

      The signature on such instrument need not be witnessed. Where an instrument appointing a proxy is signed on behalf of the appointor by an attorney, the letter or power of attorney or a duly certified copy thereof must (failing previous registration with the Company) be lodged with the instrument of proxy pursuant to the next following Regulation, failing which the chairman of the meeting may treat the instrument as invalid.


80.   PROCEDURE FOR APPOINTMENT OF PROXY

      An instrument appointing a proxy must be left at such place or one of such places (if any) as may be specified for that purpose in or by way of note to or in any document accompanying the notice convening the meeting (or, if no place is so specified, at the Transfer Office) not less than forty eight hours before the time appointed for the holding of the meeting or adjourned meeting or (in the case of a poll taken otherwise than at or on the same day as the meeting or adjourned meeting) for the taking of the poll at which it is to be used, and in default shall not be treated as valid. The instrument shall, unless the contrary is stated thereon, be valid as well for any adjournment of the meeting as for the meeting to which it relates. Provided that an instrument of proxy relating to more than one meeting (including any adjournment thereof) having once been so delivered for the purposes of any meeting shall not require again to be delivered for the purposes of any subsequent meeting to which it relates. When two or more valid but differing instruments of proxy are delivered for the same share for use at the same meeting, the one which is last validly delivered (regardless of its date or the date of its execution) shall be treated as replacing and revoking the other or others as regards that share. Deposit of an instrument of proxy does not prevent a member attending and voting in person at the meeting or an adjournment of the meeting or on a poll in which case no proxy shall be entitled to attend or vote in place of that member.


81.   PROXY MAY JOIN IN DEMAND FOR POLL BUT NOT OTHERWISE SPEAK AT MEETING

      An instrument appointing a proxy shall be deemed to include the right to demand or join in demanding a poll but shall not confer any further right to speak at the meeting, except with the permission of the chairman of the meeting.


82.   VALIDITY OF VOTES BY PROXIES

      A vote cast by proxy shall not be invalidated by the previous death or insanity of the principal or by the revocation of the appointment of the proxy or of the authority under which the appointment was made provided that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the Transfer Office at least one hour before the commencement of the meeting or (in the case of a poll taken other than at or on the same day as the meeting or adjourned meeting) the time appointed for the taking of a poll at which the vote is cast.


                     CORPORATIONS ACTING BY REPRESENTATIVES

F.83  .

      (A)   REQUIREMENTS FOR APPOINTMENT OF REPRESENTATIVE BY CORPORATION

            Any corporation which is a member of the Company may, in accordance with the provisions of section 375(1)(a) of the Act, by resolution of its directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company. A Director, the Secretary or other person authorised for the purpose by the Secretary may require the representative to produce a certified copy of the resolution of authorisation before permitting him to exercise his powers.

      (B)   REPRESENTATIVES OF FOUNDERS SHARE COMPANY

            A person who in accordance with the Articles of Association of the Founders Share Company from time to time in force is deemed to be such a representative as aforesaid shall be treated as such for the purposes of these Regulations.

      (C)   POWERS OF REPRESENTATIVES OF CORPORATIONS

            Any person so authorised or treated as so authorised shall be entitled to exercise the same powers on behalf of such corporation as the corporation could exercise if it were an individual member of the Company and such corporation shall for the purposes of these Regulations be deemed to be present in person at any such meeting if a person so authorised or treated as so authorised is present thereat.

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
                                    DIRECTORS


84.   NUMBER OF DIRECTORS

      The Directors shall not be less than five nor more than fifteen in number, but the Company in General Meeting may at any time and from time to time by Ordinary Resolution alter the minimum number and/or the maximum number of Directors.


85.   NO SHARE QUALIFICATION - DIRECTORS MAY ATTEND AND SPEAK AT GENERAL
      MEETINGS

      A Director shall not be required to hold any shares of the Company by way of qualification. A Director who is not a member of the Company shall nevertheless be entitled to attend and speak at General Meetings.


86.   REMUNERATION OF NON-EXECUTIVE DIRECTORS

      Directors of the Company not holding executive office shall each be entitled to ordinary remuneration of such sum as shall be determined either before or after the adoption of these Regulations by an Ordinary Resolution of the Company in General Meeting.


87.   EXECUTIVE DIRECTORS - NUMBERS AND REMUNERATION

      Any Director who holds an executive office (including for this purpose the office of Chairman or Deputy Chairman whether or not such office is held in an executive capacity) may be paid such remuneration by way of salary, commission or otherwise as the Directors may determine. Any other Director who serves on any committee of the Directors or otherwise performs services which in the opinion of the Directors are outside the ordinary duties of a non-executive Director may be paid such remuneration, in addition to his ordinary remuneration, by way of salary, commission or otherwise as the Directors may determine. The maximum number of the Directors who may hold an executive office shall be the maximum number of Directors prescribed pursuant to Regulation 84 less five, provided that, if at any time there are less than such maximum number of Directors, no Director may be appointed who holds executive office or to an executive office unless there are at least five Directors not holding any executive office.


88.   DIRECTORS' EXPENSES

      The Directors may repay to any Director all such reasonable expenses as he may incur in attending and returning from meetings of the Directors or of any committee of the Directors or General Meetings or otherwise in or about the business of the Company.

89.   .

      (A)   POWERS TO GIVE PENSIONS TO DIRECTORS

            The Directors shall have power to pay and agree to pay pensions or other retirement, superannuation, death or disability benefits to (or to any person in respect of) any Director or ex-Director and for the purpose of providing any such pensions or other benefits to contribute to any scheme or fund or to pay premiums.

      (B)   POWER TO ARRANGE DIRECTORS AND OFFICERS INSURANCE

            Without prejudice to the provisions of Regulation 155 the Directors shall have power to purchase and maintain insurance for or for the benefit of any persons who are or were at any time directors, officers or employees or auditors of the Company, or of any other company which is its parent undertaking or in which the Company or such parent undertaking or any of the predecessors of the Company or of such parent undertaking has any interest whether direct or indirect or which is in any way allied to or associated with the Company, or of any subsidiary undertaking of the Company or of any such other company, or who are or were at any time trustees of any pension fund in which any employees of the Company or of any such other company or subsidiary undertaking are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported execution and/or discharge of their duties and/or in the exercise or purported exercise of their powers and/or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, subsidiary undertaking or pension fund.


90. DIRECTORS MAY BE INTERESTED IN CONTRACTS WITH THE COMPANY AND IN COMPANIES PARTY TO SUCH CONTRACTS

      A Director may be party to or in any way interested in any contract or arrangement or transaction to which the Company is a party or in which the Company is in any way interested and he may hold and be remunerated in respect of any office or place of profit (other than the office of Auditor of the Company or any subsidiary undertaking thereof) under the Company or any other company in which the Company is in any way interested and he (or any firm of which he is a member) may act in a professional capacity for the Company or any such other company and be remunerated therefor and in any such case as aforesaid (save as otherwise agreed) he may retain for his own absolute use and benefit all profits and advantages accruing to him thereunder or in consequence thereof.


91.   .

      (A)   DIRECTORS MAY APPOINT MANAGING DIRECTOR

            The Directors may from time to time appoint (subject to the provisions of Regulation 87) one or more of their body to be the holder of any executive office (including, where considered appropriate, the office of Managing or Joint Managing or Deputy or Assistant Managing Director or Chief Executive) on such terms and for such periods as they may (subject to the provisions of the Statutes) determine and, without prejudice to the terms of any contract entered into in any particular case, may at any time revoke any such appointment.

      (B)   APPOINTMENT AS MANAGING DIRECTOR TO CEASE WITH DIRECTORSHIP

            The appointment of any Director to the office of Managing or Joint Managing or Deputy or Assistant Managing Director or Chief Executive shall automatically determine if he ceases to be a Director but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

      (C) APPOINTMENT TO ANY OTHER EXECUTIVE OFFICE NOT TO CEASE WITH DIRECTORSHIP UNLESS CONTRACT SO PROVIDES

            The appointment of any Director to any other executive office shall not automatically determine if he ceases from any cause to be a Director, unless the contract or resolution under which he holds office shall expressly state otherwise, in which event such determination shall be without prejudice to any claim for damages for breach of any contract of service between him and the Company.


92.   DIRECTORS MAY DELEGATE POWERS TO EXECUTIVE DIRECTORS

      The Directors may entrust to and confer upon any Director holding any executive office any of the powers exercisable by them as directors upon such terms and conditions and with such restrictions as they think fit, and either collaterally with or to the exclusion of their own powers, and may from time to time revoke, withdraw, alter or vary all or any of such powers.


                APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS

93.   SECTION 293 TO APPLY TO THE COMPANY

      The provisions of section 293 of the Act shall apply to the Company.


94.   VACATION OF OFFICE AS DIRECTOR:

      The office of a Director shall be vacated in any of the following events, namely:-

      (A)   IF PROHIBITED FROM ACTING BY LAW:

            If he shall become prohibited by law from acting as a Director;

      (B)   ON RESIGNATION:

            If he shall resign by writing under his hand left at the Office or if he shall in writing offer to resign and the Directors shall resolve to accept such offer;

      (C)   ON INSOLVENCY:

            If he shall have a receiving order made against him or shall compound with his creditors generally or shall apply to the court for an interim order under section 253 of the Insolvency Act 1986 in connection with a voluntary arrangement under that Act;

      (D)   AS A CONSEQUENCE OF MENTAL DISORDER:

            If in England or elsewhere an order shall be made by any court claiming jurisdiction in that behalf on the ground (however formulated) of mental disorder for his detention or for the appointment of a guardian or for the appointment of a receiver or other person (by whatever name called) to exercise powers with respect to his property or affairs; and/or

      (E)   ON REMOVAL BY CO-DIRECTORS:

            If he shall be removed from office by notice in writing served upon him signed by all his co-Directors, but so that if he holds an appointment to an executive office which thereby automatically determines such removal shall be deemed an act of the Company and shall have effect without prejudice to any claim for damages for breach of any contract of service between him and the Company.


95.   DIRECTORS TO RETIRE BY ROTATION

      At each Annual General Meeting of the Company one-third of the Directors for the time being (or, if their number is not a multiple of three, the number nearest to but not greater than one-third) shall retire from office by rotation.


96.   WHICH DIRECTORS TO RETIRE

      The Directors to retire by rotation shall include or comprise any Director who is due to retire at the meeting by reason of age or who wishes to retire and not to offer himself for re-election. Any further Directors so to retire shall be those of the Directors who have been longest in office since their last re-election or appointment and so that as between persons who become or were last re-elected Directors on the same day those to retire shall (unless they otherwise agree among themselves) be determined by lot. A retiring Director shall be eligible for re-election.

97.   APPOINTMENT OF DIRECTORS BY COMPANY

      The Company at the meeting at which a Director retires under any provision of these Regulations may by Ordinary Resolution fill the office being vacated by electing thereto the retiring Director or some other person eligible for appointment. In default the retiring Director shall be deemed to have been re-elected except in any of the following cases:-

     (1) Where at such meeting it is expressly resolved not to fill such office or a resolution for the re-election of such Director is put to the meeting and lost;

     (2) Where such Director has given notice in writing to the Company that he is unwilling to be re-elected;

     (3) Where the default is due to the moving of a resolution in contravention of the next following Regulation;

     (4) Where such Director has attained any retiring age applicable to him as Director.

     The retirement shall not have effect until the conclusion of the meeting except where a resolution is passed to elect some other person in the place of the retiring Director or a resolution for his re-election is put to the meeting and lost and accordingly a retiring Director who is re-elected or deemed to have been re-elected will continue in office without a break.


98. RESOLUTIONS TO APPOINT TWO OR MORE DIRECTORS TO BE SUBJECT TO CONSENT OF GENERAL MEETING

     A resolution for the appointment of two or more persons as Directors by a single resolution shall not be moved at any General Meeting unless a resolution that it shall be so moved has first been agreed to by the meeting without any vote being given against it; and any resolution moved in contravention of this Regulation shall be void.


99.   NOTICE OF CANDIDATURE FOR DIRECTORSHIP

      No person other than a Director retiring at the meeting shall, unless recommended by the Directors for election, be eligible for appointment as a Director at any General Meeting unless not less than seven nor more than forty two days (inclusive of the date on which the notice is given) before the date appointed for the meeting there shall have been lodged at the Office notice in writing signed by some member (other than the person to be proposed) duly qualified to attend and vote in respect of the appointment of such person at the meeting concerned or by the Founders Share Company of his or its intention to propose such person for election and also notice in writing signed by the person to be proposed of his willingness to be appointed or reappointed.

100.  COMPANY MAY REMOVE AND REPLACE DIRECTORS BY ORDINARY RESOLUTION

      The Company may, in accordance with and subject to the provisions of the Statutes, by Ordinary Resolution of which special notice has been given remove any Director from office (notwithstanding any provision of these Regulations or of any agreement between the Company and such Director, but without prejudice to any claim he may have for damages for breach of any such agreement) and appoint another person to be a Director in place of the Director so removed from office and any person so appointed shall be treated for the purpose of determining the time at which he or any other Director is to retire by rotation as if he had become a Director on the day on which the Director in whose place he is appointed was last elected such a Director. In default of such appointment the vacancy arising upon the removal of a Director from office may be filled as a casual vacancy.


101. COMPANY AND DIRECTORS MAY FILL CASUAL VACANCIES AND APPOINT ADDITIONAL DIRECTORS

      Subject to the maximum numbers of Directors and of Directors who may hold an executive office fixed by or in accordance with these Regulations:-

      (1) the Company may by Ordinary Resolution appoint any person to be a Director either to fill a casual vacancy or as an additional Director; and

      (2) without prejudice to paragraph (1) above the Directors may at any time appoint any person to be a Director either to fill a casual vacancy or as an additional Director.

      Any person so appointed by the Directors shall hold office only until the next Annual General Meeting and shall then be eligible for re-election, but he shall not be taken into account in determining the number of Directors who are to retire by rotation at such meeting.


                               ALTERNATE DIRECTORS

102.  .

      (A)   DIRECTORS MAY APPOINT ALTERNATES

      Any Director may at any time in writing under his hand and deposited at the Office, or delivered at a meeting of the Directors, appoint any person (including another Director) to be his alternate Director and may in like manner at any time terminate such appointment. Such appointment, unless previously approved by the Directors, shall have effect only upon and subject to being so approved.

      (B)   ALTERNATESHIPS TO DETERMINE WITH DIRECTORSHIP OF APPOINTOR

      The appointment of an alternate Director shall determine on the happening of any event which if he were a Director would cause him to vacate such office or if his appointor ceases to be a Director.

      (C)   RIGHTS AND POWERS OF ALTERNATES

            An alternate Director shall be entitled to receive notices of meetings of the Directors and shall be entitled to attend and vote as a Director at any such meeting at which the Director appointing him is not personally present and generally at such meeting to perform all functions of his appointor as a Director and for the purposes of the proceedings at such meeting the provisions of these Regulations shall apply as if he (instead of his appointor) were a Director. If he shall be himself a Director or shall attend any such meeting as an alternate for more than one Director, his voting right shall be cumulative. To such extent as the Directors may from time to time determine in relation to any committees of the Directors the foregoing provisions of this paragraph shall also apply to any meeting of any such committee of which his appointor is a member. An alternate Director shall not (save as aforesaid) have power to act as a Director nor shall he be deemed to be a Director for the purposes of these Regulations.

      (D) ALTERNATES MAY BE INTERESTED IN CONTRACTS, BE PAID EXPENSES AND BE INDEMNIFIED

            An alternate Director shall be entitled to contract and be interested in and benefit from contracts or arrangements or transactions and to be repaid expenses and to be indemnified to the same extent as if he were a Director but he shall not be entitled to receive from the Company in respect of his appointment as alternate Director any remuneration except only such part (if any) of the remuneration otherwise payable to his appointor as such appointor may by notice in writing to the Company from time to time direct.


                      MEETINGS AND PROCEEDINGS OF DIRECTORS

103.  .

      (A)   DIRECTORS MAY MEET AND REGULATE PROCEEDINGS - DETERMINING
            RESOLUTIONS

            Subject to the provisions of these Regulations the Directors may meet together for the despatch of business, adjourn and otherwise regulate their proceedings as they think fit. Without prejudice to the generality of the foregoing, the Directors may determine by resolution (a "DETERMINING RESOLUTION") that questions on certain matters may only be determined by a special majority of votes. To be valid a resolution varying or revoking a determining resolution will require the same special majority of votes as is required to determine questions on matters which are the subject of the determining resolution.

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      (B)   DIRECTORS MAY SUMMON MEETINGS OF DIRECTORS

            At any time any Director may, and the Secretary on the requisition of a Director shall, summon a meeting of the Directors. Any Director may waive notice of any meeting and any such waiver may be retroactive.


104.  QUORUM FOR DIRECTORS' MEETINGS

      The quorum necessary for the transaction of the business of the Directors may be fixed from time to time by the Directors and unless so fixed at any other number shall be five. A meeting of the Directors at which a quorum is present shall be competent to exercise all powers and discretions from time to time exercisable by the Directors.


105.  QUESTIONS TO BE DETERMINED BY MAJORITY VOTING

      Subject to Regulations 103 and 109, questions arising at any meeting of the Directors shall be determined by a majority of votes.


106.  .

      (A)   DIRECTORS' INTERESTS IN CONTRACTS - GENERAL PROHIBITION ON VOTING

            Save as herein provided, a Director shall not vote in respect of any contract or arrangement or any other proposal whatsoever in which he has an interest which (together with any interest of any person connected with him within the meaning of section 346 of the Act) is, to his knowledge, a material interest, otherwise than by virtue of his interests in shares or debentures or other securities of or otherwise in or through the Company.

      (B)   EXCEPTIONS TO PROHIBITION ON VOTING

            Subject to the provisions of the Statutes a Director shall (in the absence of some other material interest than is indicated below) be entitled to vote in respect of any resolution concerning any of the following matters, namely:-

            (1) The giving of any guarantee, security or indemnity to him in respect of money lent or obligations incurred by him or any other person at the request of or for the benefit of the Company or any of its subsidiary undertakings;

            (2) The giving of any guarantee, security or indemnity to a third party in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which he himself has assumed responsibility in whole or in part under a guarantee or indemnity or by the giving of security;

            (3) Any proposal concerning an offer of shares or debentures or other securities of or by the Company or any of its subsidiary undertakings for subscription or purchase in which offer he is or may be entitled to participate as a holder of securities or


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                  is to be interested as a participant in the underwriting or sub-underwriting thereof;

            (4) Any proposal concerning any other company in which he is interested, directly or indirectly and whether as an officer or shareholder or otherwise howsoever, provided that he (together with persons connected with him within the meaning of section 346 of the Act) does not to his knowledge hold an interest in shares (as that term is used in sections 198 to 211 of the Act) representing one per cent. or more of the issued shares of any class of such company (or of any third company through which his interest is derived) or of the voting rights available to members of the relevant company (any such interest being deemed for the purpose of this Regulation to be a material interest in all circumstances); and/or

            (5) Any proposal concerning the adoption, modification or operation of any pension, superannuation or similar scheme or retirement, death or disability benefits scheme or Employees' Share Scheme which has been approved by the Inland Revenue or is conditional upon such approval or does not award him any privilege or benefit not awarded to the employees to whom such scheme relates; and/or

            (6) Any proposal concerning any insurance which the Company is empowered to purchase and/or maintain for or for the benefit of any Directors of the Company or for persons who include Directors of the Company.

      (C)   DIRECTORS VOTING ON EXECUTIVE APPOINTMENTS

            Where proposals are under consideration concerning the appointment (including fixing or varying the terms of the appointment) of two or more Directors to offices or employments with the Company or any company in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such case each of the Directors concerned (if not debarred from voting under paragraph (B)(4) of this Regulation) shall be entitled to vote in respect of each resolution except that concerning his own appointment.

      (D)   CHAIRMAN TO RULE ON MATERIALITY OF A DIRECTOR'S INTEREST

            If any question shall arise at any time as to the materiality of a Director's interest or as to the entitlement of any Director (other than the chairman of the meeting) to vote and such question is not resolved by his voluntarily agreeing to abstain from voting, such question shall be referred to the chairman of the meeting and his ruling in relation to any other Director shall be final and


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            conclusive except in a case where the nature or extent of the interest of such Director has not been fairly disclosed.

      (E)   DIRECTORS TO RESOLVE AS TO THE MATERIALITY OF A CHAIRMAN'S INTEREST

            If any question shall arise at any time as to the materiality of the interest of the chairman of the meeting or as to the entitlement of the chairman to vote and such question is not resolved by his voluntarily agreeing to abstain from voting, such question shall be decided by resolution of the Directors or committee members present at the meeting (excluding the chairman) whose majority vote shall be final and conclusive, except in a case where the nature or extent of the interest of the chairman has not been fairly disclosed.

      (F) INTERESTS OF THE APPOINTOR OF AN ALTERNATE TO BE TREATED AS THE INTERESTS OF THE ALTERNATE

            For the purposes of this Regulation, in relation to an alternate Director, the interest of his appointor shall be treated as the interest of the alternate Director in addition to any interest which the alternate Director otherwise has. This Regulation applies to an alternate Director as if he were a Director otherwise appointed.


107. DIRECTORS MAY ACT NOTWITHSTANDING VACANCIES - LIMITED POWERS IF BELOW MINIMUM NUMBER

      The continuing Directors may act notwithstanding any vacancies, but if and so long as the number of Directors is reduced below the minimum number fixed by or in accordance with these Regulations the continuing Directors or Director may act for the purpose of filling such vacancies or of summoning General Meetings, but not for any other purpose. If there be no Directors or Director able or willing to act, then any two members may summon a General Meeting for the purpose of appointing Directors.


108.  .

      (A)   CHAIRMANSHIP OF DIRECTORS

            The Directors may elect from their number a Chairman and a Deputy Chairman (or two or more Deputy Chairmen) and determine the period for which each is to hold office. If no Chairman or Deputy Chairman shall have been appointed or if at any meeting of the Directors no Chairman or Deputy Chairman shall be present within five minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

      (B)   RIGHTS OF DEPUTY CHAIRMEN TO ACT


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            If at any time there is more than one Deputy Chairman the right in the absence of the Chairman to preside at a meeting of the Directors or of the Company shall be determined as between the Deputy Chairmen present (if more than one) by seniority in length of appointment or otherwise as resolved by the Directors.


109.  .

      (A)   RESOLUTIONS OF DIRECTORS IN WRITING

            A resolution in writing of the Directors shall be as valid and effectual as if it had been passed at a meeting of Directors duly convened and held where:

            (i) the resolution is signed or approved by all the Directors, in which case the resolution shall have effect at the time and date when the resolution is last signed or approved by a Director; or

            (ii)

                  (a) the resolution has been served on all the Directors and alternate Directors entitled to receive notice of a meeting of Directors (being at least such number of Directors as would constitute a quorum of a meeting of Directors);

                  (b) the resolution is signed or approved in accordance with paragraph (B) below by three-quarters of the Directors who would be entitled to vote on the resolution if it were considered at a meeting of Directors (or, if their number is not a multiple of four, the number nearest to but not less than three-quarters); and

                  (c) no Director has within forty-eight hours of the time (the "SERVICE TIME") at which the resolution is served on him, or deemed to have been served on him in accordance with paragraph (E) below, notified the Secretary that he requires the resolution to be considered by a meeting of Directors, in which case the resolution shall, subject to the terms of the resolution, have effect at the expiry of the later of (aa) the period of forty-eight hours following the service time in respect of the Director or alternate Director on whom the resolution is served or deemed to have been served last, (bb) the date and time when the resolution is signed or approved by the last Director required to constitute the necessary majority.

      (B)   FORM OF WRITTEN RESOLUTIONS


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            Such a written resolution may consist of several documents in like form, each signed by one or more Directors, and/or may be approved by one or more Directors by one or more telex, facsimile or electronic mail messages sent to the Secretary by them or at their request and specifically identifying the resolution seen and approved by them.

      (C)   POWERS OF ALTERNATES AS TO WRITTEN RESOLUTIONS

            If the appointor of an alternate Director is for the time being absent from the United Kingdom or temporarily unable to act through ill-health or disability the signature or approval of his alternate Director to any resolution in writing of the Directors or his alternate Director notifying the Secretary pursuant to paragraph
            (A)(ii)(c) above that he requires any such resolution to be considered by a meeting of Directors, shall be as effective as the signature, approval or notification of his appointor for all purposes under this Regulation.

      (D)   RESOLUTIONS IN WRITING BY COMMITTEES

            This Regulation shall also apply to resolutions in writing of a committee of the Directors in which case each reference in this Regulation to a Director or Directors should be read as a reference to a member or members of the committee, each reference in this Regulation to an alternate Director or alternate Directors should be read as a reference to an alternate Director or alternate Directors appointed by a Director or Directors who is or are a member or members of the committee and each reference in this Regulation to a meeting or meetings of the Directors should be read as a reference to a meeting or meetings of the committee.

      (E)   SERVICE ON DIRECTORS OF RESOLUTIONS TO BE PASSED IN WRITING

            Any resolution required under paragraph (A)(ii) above to have been served on a Director or alternate Director shall be delivered personally or sent by facsimile, telex, electronic mail or pre-paid first class post (air mail if overseas) to the facsimile or telex number or address to which notices of a meeting of Directors may be properly served on such person in accordance with the Regulations prescribed by the Directors from time to time pursuant to Regulation 103 or, if the Director or alternate Director has otherwise notified the Secretary of another facsimile or telex number or address or electronic mail address anywhere in the world for the service of such resolutions or notices during a specified or indefinite period, during such period to such number or address and, in the absence of evidence of earlier receipt, the resolution shall be deemed to have been duly given (a) if delivered personally, when left with the Director or alternate Director or at such address; (b) if sent by facsimile, on completion of its transmission; (c) if sent by telex, when the proper answer-back is received; (d) if sent by electronic


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            mail receipt requested, when the receipt is received by the sender of the resolution; (e) if sent by post other than air mail, twenty-four hours after posting it; and (f) if sent by air mail, six days after posting it.


F.110 DIRECTORS MAY DELEGATE TO COMMITTEES

      The Directors may delegate any of their powers or discretions to committees consisting of one or more members of their body and (if thought fit) one or more other persons co-opted as hereinafter provided. Any committee so formed shall in the exercise of the powers so delegated conform to any Regulations which may from time to time be imposed by the Directors. Any such Regulations may provide for or authorise the co-option to the committee of persons other than Directors and for such co-opted members to have voting rights as members of the committee.


111.  MEETINGS AND PROCEEDINGS OF COMMITTEES

      The meetings and proceedings of any such committee consisting of two or more members shall be governed by the provisions of these Regulations regulating the meetings and proceedings of the Directors, so far as the same are not superseded by any Regulations made by the Directors under Regulation F.110. To the extent that any such power or discretion is so delegated any reference in these Regulations to the exercise by the Directors of such power or discretion shall be read and construed as if it were a reference to such committee.


112.  .

      (A)   VALIDITY OF ACTS OF DIRECTORS OR COMMITTEES

            All acts done by any meeting of Directors, or of any such committee, or by any person acting as a Director or as a member of any such committee, shall as regards all persons dealing in good faith with the Company, notwithstanding that there was some defect in the appointment of any of the persons acting as aforesaid, or that any such persons were disqualified or had vacated office, or were not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director or member of the committee and had been entitled to vote.

      (B)   PARTICIPATION IN MEETINGS BY AUDIO-VISUAL MEANS

            A Director or his alternate Director may participate in a meeting of the board or a committee of the board through the medium of conference telephone, video conferencing or similar form of communication equipment if all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting and is counted in a quorum and entitled to vote. Subject to the Statutes, all business transacted in this way by the board or a committee of the board is for the purposes of these Regulations deemed to be validly and effectively transacted at a


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            meeting of the board or a committee of the board although fewer than two Directors or alternate Directors are physically present at the same place. The meeting is deemed to take place where the largest group of those participating is assembled or, if there is no such group, where the chairman of the meeting then is.


                                BORROWING POWERS

113   .

      (A)   DIRECTORS MAY EXERCISE BORROWING POWERS OF COMPANY

            Subject to the following provisions in this Regulation 113, the Directors may exercise all the powers of the Company to borrow money and to mortgage or charge all or part of the undertaking, property and assets (present or future) and uncalled capital of the Company and, subject to the Statutes, to issue debentures and other securities, whether outright or as collateral security for a debt, liability or obligation of the Company or of a third party.

      (B)   LIMIT ON EXERCISE OF BORROWING POWERS

            The Directors shall restrict the borrowings of the Company and shall exercise all voting and other rights or powers of control exercisable by the Company in relation to its subsidiary undertakings so as to ensure (as regards subsidiary undertakings, to the extent possible) that the aggregate principal amount outstanding in respect of moneys borrowed by the Reuters Group does not at any time without the previous sanction of an Ordinary Resolution of the Company exceed a sum equal to the higher of two and a half times the Adjusted Capital and Reserves and (pound)5,000 million (or its equivalent from time to time) or such greater amount as the Company in general meeting may decide.

      (C)   DEFINITION OF "ADJUSTED CAPITAL AND RESERVES"

            In this Regulation the expression "ADJUSTED CAPITAL AND RESERVES" means at any material time a sum equal to the aggregate of:-

            (1) the amount paid up (or credited as or deemed to be paid up) on the issued share capital of the Company;

            (2) the amount standing to the credit of the capital and revenue reserves of the Reuters Group (including without limitation any share premium account or capital redemption reserve) after adding thereto or deducting therefrom any balance outstanding to the credit or debit of the profit and loss account or any reserve of the Reuters Group; and


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
            (3) the amount standing to the credit of the revaluation reserves of the Reuters Group (in accordance with Schedule 4 of the Act);

            based on a consolidation of the then latest audited balance sheet of the Reuters Group, after excluding reserves and any balances on profit and loss account of companies other than members of the Reuters Group and after:-

            (a) making such adjustments as may be appropriate in respect of any variation in the amount of such paid up share capital or any such capital reserves subsequent to the relevant balance sheet date; and so that for the purpose of making such adjustments, if any issue or proposed issue of shares by the Company for cash has been underwritten, then such shares shall be deemed to have been issued and the amount (including any premium) of the subscription moneys payable in respect thereof (not being moneys payable later than six months after the date of allotment) shall, to the extent so underwritten be deemed to have been paid up on the date when the issue of such shares was underwritten (or, if such underwriting was conditional, on the date when it became unconditional);

            (b) making such adjustments as may be appropriate in respect of any distributions declared, recommended or made by the Company or its subsidiary undertakings (otherwise than attributable directly or indirectly to the Company) out of profits earned up to and including the date of the latest audited balance sheet of the Company or its subsidiary undertakings (as the case may be) to the extent that such distribution is not provided for in such balance sheet;

            (c) making such adjustments as may be appropriate in respect of any variation in the interests of the Company in its subsidiary undertakings since the date of the last audited balance sheet of the Company;

            (d) making such adjustments, if the calculation is required for the purposes of or in connection with a transaction under or in connection with which any company is to become or cease to be a subsidiary undertaking, as would be appropriate if such transaction had been carried into effect;

            (e) adding back an amount equal to the value of any goodwill arising on acquisitions made after 1 January 1990 and written off against reserves of the Reuters Group in such consolidation provided that an amount equal to only such part of such goodwill shall be added back which would have remained unamortised had such goodwill been written off in accordance with United States generally accepted accounting principles; and


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
            (f)   excluding minority interests in subsidiary undertakings.

            The determination of the Auditors as to the amount of the Adjusted Capital and Reserves at any time shall be conclusive and binding on all concerned, and for the purposes of their computation, the Auditors may at their discretion make such further adjustments (if any) as they think fit. Nevertheless, for the purposes of this Regulation, the Directors may act in reliance on a bona fide estimate of the amount of the Adjusted Capital Reserves at any time and, if in consequence the limit hereinbefore contained is inadvertently exceeded, an amount of borrowed moneys equal to the excess may be disregarded until the expiration of three months after the date on which by reason of a determination of the Auditors or otherwise the Directors become aware that such a situation has or may have arisen.

      (D)   INTERPRETATION OF REGULATION 113

            For the purpose of the foregoing limit the following provisions shall apply:-

            (1) there shall be deemed, subject as hereinafter provided, to have been borrowed and to be outstanding as borrowed moneys of the relevant member of the Reuters Group (to the extent that the same would not otherwise fall to be taken into account):-

                  (a) the principal amount of all debentures of any member of the Reuters Group which are not for the time being beneficially owned within the Reuters Group;

                  (b) the outstanding amount of acceptances (not being acceptances of trade bills in respect of the purchase or sale of goods in the ordinary course of trading) by any member of the Reuters Group or by any bank or accepting house under any acceptance credit opened on behalf of and in favour of any member of the Reuters Group;

                  (c) the nominal amount of any issued and paid up share capital (other than equity share capital) of any subsidiary undertaking of the Company not for the time being beneficially owned by other members of the Reuters Group;

                  (d) the nominal amount of any other issued and paid up share capital and the principal amount of any other debentures or other borrowed moneys (not being shares or debentures which or borrowed moneys the indebtedness in respect of which is for the time being beneficially owned within the Reuters Group) the redemption or repayment whereof is guaranteed or wholly or partly secured by any member of the Reuters Group;

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
                  (e) any fixed or minimum premium payable on final redemption or repayment of any debentures, share capital or other borrowed moneys falling to be taken into account;


            (2) moneys borrowed by any member of the Reuters Group for the purpose of repaying or redeeming (with or without premium) in whole or in part any other borrowed moneys falling to be taken into account and intended to be applied for such purpose within six months after the borrowing thereof shall not during such period, except to the extent so applied, themselves be taken into account;

            (3) any amounts borrowed by any member of the Reuters Group from bankers or others for the purpose of financing any contract up to an amount not exceeding that part of the price receivable under such contract which is guaranteed or insured by the Export Credits Guarantee Department or other like institution carrying on a similar business shall be deemed not to be borrowed moneys;

            (4) moneys borrowed by a partly owned subsidiary undertaking and not owing to another member of the Reuters Group shall be taken into account subject to the exclusion of a proportion thereof equal to the minority proportion and moneys borrowed and owing to a partly owned subsidiary undertaking by another member of the Reuters Group shall be taken into account to the extent of a proportion thereof equal to the minority proportion; for the purposes aforesaid "minority proportion" shall mean the proportion of the issued equity share capital of such partly owned subsidiary undertaking which is not attributable to the Company;

            (5) borrowed moneys of any member of the Reuters Group expressed in or calculated by reference to a currency other than sterling shall be translated into sterling by reference to the rate of exchange used for the conversion of such currency in the latest audited balance sheet of the relevant member of the Reuters Group or, if the relevant currency was not thereby involved, by reference to the rate of exchange or approximate rate of exchange ruling on such date and determined on such basis as the Auditors may determine or approve.

      (D) In establishing the amounts of all monies borrowed by the Reuters Group referred to in this Regulation 113 there shall be set against the gross borrowings of the Reuters Group cash deposits (including certificates of deposit and similar instruments having a maturity of less than one year), and other marketable investments of the Reuters Group (other than shares in the Company and investments held by a company in the Reuters Group in a capacity other than for its own account or for that of any other undertaking in the Reuters Group).


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      (E)   No person dealing with the Company or any of its subsidiary undertakings shall be concerned to see or enquire whether the said limit is observed and no debt incurred or security given in excess of such limit shall be invalid or ineffectual unless the lender or the recipient of the security had, at the time when the debt was incurred or security given, express notice that the said limit had been or would thereby be exceeded.

      (F) If a Director or other employee of the Company or any of its subsidiary undertakings so authorised by the Directors confirms in writing that a particular borrowing or grant of security will not cause the said limit to be exceeded, such certificate shall be conclusive for all purposes and may be relied on by the recipient for all purposes.


                         POWERS AND DUTIES OF DIRECTORS


F.114 DIRECTORS TO OBSERVE REUTER TRUST PRINCIPLES

      The Directors shall in the performance of their functions have due regard to the principles set out in sub-paragraphs (1) to (5) below in so far as by the proper exercise of their powers as Directors (including the proper exercise of all such powers as they may have to control the affairs of all undertakings which shall from time to time be subsidiary undertakings of the Company) and in accordance with their other duties as Directors of the Company those principles are capable of being observed by the Directors:-

      (1) that Reuters shall at no time pass into the hands of any one interest, group or faction;

      (2) that the integrity, independence and freedom from bias of Reuters shall at all times be fully preserved;

      (3) that Reuters shall supply unbiased and reliable news services to newspapers, news agencies, broadcasters and other media subscribers and to businesses, governments, institutions, individuals, and others with whom Reuters has or may have contracts;

      (4) that Reuters shall pay due regard to the many interests which it serves in addition to those of the media; and

      (5) that no effort shall be spared to expand, develop and adapt the news and other services and products of Reuters so as to maintain its leading position in the international news and information business.

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115.  BUSINESS AND POWERS OF COMPANY TO BE MANAGED AND EXERCISED BY DIRECTORS

      The business and affairs of the Company shall be managed by the Directors, who may exercise all such powers of the Company as are not by the Statutes or by these Regulations required to be exercised by the Company in General Meeting, subject nevertheless to any of these Regulations, to the provisions of the Statutes and to such Regulations, being not inconsistent with the aforesaid Regulations or provisions, as may be prescribed by Special Resolution of the Company, but no Regulation so made by the Company shall invalidate any prior act of the Directors which would have been valid if such Regulation had not been made.


116.  NON-LIMITATION OF REGULATION 115 POWERS BY OTHER AUTHORITIES OR POWERS

      The general powers given by Regulation 115 shall not be limited or restricted by any special authority or power given to the Directors by any other Regulation.


117.  DIRECTORS MAY ESTABLISH LOCAL BOARDS OR AGENCIES

      The Directors may establish any local boards or agencies for managing any of the affairs of the Company, either in the United Kingdom or elsewhere, and may appoint any persons to be members of such local boards, or any managers or agents, and may fix their remuneration, and may delegate to any local board, manager or agent any of the powers, authorities and discretions vested in the Directors, with power to sub-delegate, and may authorise the members of any local boards, or any of them, to fill any vacancies therein, and to act notwithstanding vacancies, and any such appointment or delegation may be made upon such terms and subject to such conditions as the Directors may think fit and the Directors may remove any person so appointed, and may annul or vary any such delegation, but no persons dealing in good faith and without notice of any such annulment or variation shall be affected thereby.


118.  DIRECTORS MAY APPOINT ATTORNEYS

      The Directors may from time to time and at any time by power of attorney or otherwise appoint any person or any fluctuating body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Regulations) and for such period and subject to such conditions, as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him.


119.  DIRECTORS MAY ELECT A PRESIDENT OF THE COMPANY

      The Directors may from time to time elect a President of the Company and may determine the period for which he shall hold office. Such President


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      may be either honorary or paid such remuneration as the Directors in their discretion shall think fit, and need not be a Director but shall, if not a Director, be entitled to receive notice of and attend and speak, but not to vote, at all meetings of the Board of Directors.


120.  MODE OF SIGNING CHEQUES AND OTHER INSTRUMENTS

      All cheques, promissory notes, drafts, bills of exchange, and other negotiable or transferable instruments, and all receipts for moneys paid to the Company, shall be signed, drawn, accepted, endorsed, or otherwise executed, as the case may be, in such manner as the Directors shall from time to time by resolution determine.


                                    REGISTERS

121.  .

      (A) ENTRIES ON REGISTERS OF NUMBERS OF UNCERTIFICATED SHARES AND CERTIFICATED SHARES

            Subject to the Statutes, the Company shall enter on the Register how many Certificated Shares and Uncertificated Shares each member holds.

      (B)   DIRECTORS MAY KEEP BRANCH REGISTERS

            Subject to and to the extent permitted by the Statutes, the Company, or the Directors on behalf of the Company, may cause to be kept in any territory a branch Register of members resident in such territory, and the Directors may make and vary such Regulations as they think fit respecting the keeping of any such Register, provided however that those members who hold Uncertificated Shares may not be entered as holders of those shares on an overseas branch Register.


                                    SECRETARY


122. DIRECTORS TO APPOINT AND MAY REMOVE SECRETARY; JOINT SECRETARIES AND ASSISTANT SECRETARIES

      The Secretary shall be appointed by the Directors on such terms and for such period as they may think fit. Any Secretary so appointed may at any time be removed from office by the Directors, but without prejudice to any claim for damages for breach of any contract of service between him and the Company. If thought fit two or more persons may be appointed as Joint Secretaries. The Directors may also appoint from time to time on such terms as they may think fit one or more Assistant Secretaries.


                                    THE SEAL

123.  .

      (A)   DIRECTORS' AUTHORITY REQUIRED FOR USE OF SEAL AND ANY SECURITIES
            SEAL

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            The Directors shall provide for the safe custody of the Seal and any
            Securities Seal and neither shall be used without the authority of the Directors or of a committee authorised by the Directors in that behalf.

      (B)   MODE OF AFFIXING SEAL AND SECURITIES SEAL

            Each of the Seal and the Securities Seal may be properly affixed to any document by impressing it by mechanical means or by printing it or a facsimile of it on such document, or by applying it or a facsimile of it by any other means to such document.

      (C)   SIGNING OF SEALED DOCUMENTS

            Every instrument to which the Seal shall be affixed shall be signed autographically by one Director and the Secretary or by two Directors save that as regards any certificates for shares or debentures or other securities of the Company the Directors may by resolution determine that such signatures or either of them shall be dispensed with or that facsimiles of such signatures or either of them shall be printed or applied by any other means to any such certificates.

      (D)   USE OF SECURITIES SEAL

            The Securities Seal shall be used only for sealing securities issued by the Company in certificated form and documents creating and evidencing securities so issued. Any such securities or documents sealed with the Securities Seal shall not require to be signed.

      (E)   EXECUTION OF DEEDS NOT UNDER SEAL

            Where the Statutes so permit any instrument signed by one Director and the Secretary or by two Directors and expressed to be executed by the Company shall have the same effect as if executed under the Seal.

      (F)   DEEDS TO BE AUTHORISED BY DIRECTORS

            No instrument shall be signed pursuant to Regulation 123(E) which makes it clear on its face that it is intended by the person or persons making it to have effect as a deed without the authority of the Directors or of a committee authorised by the Directors in that behalf.


124.  COMPANY MAY PROVIDE FOR AN OFFICIAL SEAL FOR USE ABROAD

      The Company may exercise the powers conferred by the Statutes with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

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                           AUTHENTICATION OF DOCUMENTS


125.  PROCEDURE FOR AND MANNER OF AUTHENTICATION OF DOCUMENTS

      Any Director or the Secretary or any person appointed by the Directors for the purpose shall have power to authenticate any documents affecting the constitution of the Company and any resolutions passed by the Company or the Directors or any committee, and any books, records, documents and accounts relating to the business of the Company, and to certify copies thereof or extracts therefrom as true copies or extracts; and where any books, records, documents or accounts are elsewhere than at the Office the local manager or other officer of the Company having the custody thereof shall be deemed to be a person appointed by the Directors as aforesaid. A document purporting to be a copy of a resolution, or an extract from the minutes of the meeting, of the Company or of the Directors or any committee which is certified as aforesaid shall be conclusive evidence in favour of all persons dealing with the Company upon the faith thereof that such resolution has been duly passed or, as the case may be, that any minute so extracted is a true and accurate record of proceedings at a duly constituted meeting.


                                    RESERVES

126.  DIRECTORS MAY CREATE RESERVES

      The Directors may from time to time set aside out of the profits of the Company and carry to reserve such sums as they think proper which, at the discretion of the Directors, shall be applicable for any purpose to which the profits of the Company may properly be applied and pending such application may either be employed in the business of the Company or be invested. The Directors may divide the reserve into such special funds as they think fit and may consolidate into one fund any special funds or any parts of any special fund into which the reserve may have been divided. The Directors may also without placing the same to reserve carry forward any profits. In carrying sums to reserve and in applying the same the Directors shall comply with the provisions of the Statutes.


                                    DIVIDENDS

127.  COMPANY MAY DECLARE DIVIDENDS NOT EXCEEDING DIRECTORS' RECOMMENDATION

      The Company may by Ordinary Resolution declare dividends but no such dividend shall exceed the amount recommended by the Directors.


128.  DIRECTORS MAY DECLARE AND PAY FIXED AND INTERIM DIVIDENDS

      If and so far as in the opinion of the Directors the profits of the Company justify such payments, the Directors may declare and pay fixed dividends on any class of shares carrying a fixed dividend expressed to be payable on fixed dates on the half yearly or other dates prescribed for the payment thereof and may also from time to time declare and pay interim


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      dividends on shares of any class of such amounts and on such dates and in respect of such periods as they think fit.


F.129       .

      (A)   DIVIDENDS TO BE PAID PRO RATA TO AMOUNTS PAID ON SHARES

            Unless and to the extent that the rights attached to any shares or the terms of issue thereof otherwise provide, all dividends shall (as regards any shares not fully paid throughout the period in respect of which the dividend is paid) be apportioned and paid pro rata according to the amounts paid on the shares during any portion or portions of the period in respect of which the dividend is paid. For the purposes of this Regulation no amount paid on a share in advance of calls shall be treated as paid on the share.

      (B) DIRECTORS MAY PAY DIVIDENDS TO ADR CUSTODIANS IN CURRENCIES OTHER THAN STERLING

            The Directors may at their discretion make provision to enable such ADR Custodian and/or member as they shall from time to time determine to receive dividends duly declared in a currency or currencies other than sterling. For the purposes of the calculation of the amount receivable in respect of any dividend, the rate of exchange to be used to determine the foreign currency equivalent of any sum payable as a dividend shall be such market rate selected by the Directors as they shall consider appropriate ruling at the close of business (in London) on the date which is the business day last preceding (a) in the case of a dividend to be declared by the Company in General Meeting, the date on which the Directors publicly announce their intention to recommend that specific dividend and (b) in the case of any other dividend, the date on which the Directors publicly announce their intention to pay that specific dividend.


130.  DISTRIBUTABLE RESERVES

      No dividend shall be paid otherwise than out of profits available for distributions under the provisions of the Statutes.


131.  PRE-ACQUISITION PROFITS DISTRIBUTABLE

      Subject to the provisions of the Statutes, where any asset, business or property is bought by the Company as from a past date the profits and losses thereof as from such date may at the discretion of the Directors in whole or in part be carried to revenue account and treated for all purposes as profits or losses of the Company. Subject as aforesaid, if any shares or securities are purchased cum dividend or interest, such dividend or interest may at the discretion of the Directors be treated as revenue and it shall not be obligatory to capitalise the same or any part thereof.


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132.  NO DIVIDENDS TO BEAR INTEREST AGAINST THE COMPANY

      No dividend or other moneys payable on or in respect of a share shall bear interest as against the Company.


133.  .

      (A)   DIRECTORS MAY MAKE DEDUCTIONS FROM DIVIDENDS

            The Directors may deduct from any dividend or other moneys payable on or in respect of a share all sums of money (if any) presently due and payable by the holder thereof to the Company on account of calls or otherwise.

      (B) DIRECTORS MAY RETAIN DIVIDENDS ON SHARES OF PERSONS ENTITLED BY OPERATION OF LAW PENDING REGISTRATION

            The Directors may retain the dividends payable upon shares in respect of which any person is under the provisions as to the transmission of shares hereinbefore contained entitled to become a member, or which any person is under those provisions entitled to transfer, until such person shall become a member in respect of such shares or shall transfer the same.


134.  WAIVERS OF DIVIDENDS

      The waiver in whole or in part of any dividend on any share by any document (whether or not under seal) shall be effective only if such document is signed by the shareholder (or the person entitled to the share in consequence of the death or bankruptcy of the holder) and delivered to the Company and if or to the extent that the same is accepted as such or acted upon by the Company.


135.  .

      (A)   RETURNED OR UNCASHED DIVIDENDS

            If, in respect of a dividend or other amount payable in respect of a share on any one occasion:-

            (1) a cheque, warrant or order is returned undelivered or left uncashed, or

            (2) a transfer made by a bank or other funds transfer system is not accepted,

            and reasonable enquiries have failed to establish another address or account of the person entitled to the payment, the Company is not obliged to send or transfer a dividend or other amount payable in respect of that share to that person until he notifies the Company of an address or account to be used for that purpose. If the cheque, warrant or order is returned undelivered or left uncashed or


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
            transfer not accepted on two consecutive occasions, the Company may exercise this power without making any such enquiries.

      (B)   DIRECTORS NOT TRUSTEES OF UNCLAIMED DIVIDENDS

            The payment by the Directors of any unclaimed dividend or other moneys payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof and any dividend unclaimed after a period of twelve years from the date such dividend became due for payment shall be forfeited and shall revert to the Company.


F.136 DIRECTORS MAY PAY DIVIDENDS IN KIND

      The Company may with the prior written consent of the Founders Share Company and upon the recommendation of the Directors by Ordinary Resolution direct payment of a dividend in whole or in part by the distribution of specific assets (and in particular of paid-up shares or debentures of any other company) and the Directors shall give effect to such resolution. Where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional certificates, may fix the value for distribution of such specific assets or any part thereof, may determine that cash payments shall be made to any members upon the footing of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees as may seem expedient to the Directors.


137.  .

      (A)   DELIVERY OF DIVIDENDS AND OTHER PAYMENTS

            Any dividend or other moneys payable in cash or in respect of a share may be paid (i) by cheque or warrant sent through the post to the registered address of the member or person entitled thereto (or, if two or more persons are registered as joint holders of the share or are entitled thereto in consequence of the death or bankruptcy of the holder, to any one of such persons) or to such person at such address as such member or person or persons may by writing direct, or (ii) by a bank or other funds transfer system to an account designated in writing by the person entitled to the payment or (iii) by such other method as the Directors may in their absolute discretion think fit including but not limited to payments in respect of Uncertificated Shares being made through the Relevant System (subject always to the facilities and requirements of the Relevant System, these Regulations and any other legal requirements). Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to such person as the holder or joint holders or person or persons entitled to the share in consequence of the death or bankruptcy of the holder may direct and payment of the cheque or warrant by the banker upon whom it is drawn shall be a good discharge to the Company. Every such cheque or warrant shall be sent at the risk of the person entitled to the


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
            money represented thereby. If payment is made by bank or other funds transfer, or by another method at the direction of the person entitled to payment, the Company is not responsible for amounts lost or delayed in the course of transfer or in carrying out those directions.

      (B)   PAYMENTS IN RESPECT OF SHARES

            Notwithstanding any other provision of these Regulations relating to payments in respect of shares, where:

            (i) the Directors determine to make payments in respect of Uncertificated Shares through the Relevant System, they may also determine to enable any holder of Uncertificated Shares to elect not to so receive payments through the Relevant System and, in such event, establish procedures to enable such holder to make, vary or revoke any such election; and

            (ii) the Company receives an authority in respect of such payments in respect of shares in a form satisfactory to it from a holder of any share (whether such authority is given in writing or by means of the Relevant System or otherwise), the Company may make, or procure the making of, such payments in accordance with such authority and any payment made in accordance with such authority shall constitute a good discharge therefor.

      (C)   PAYMENT OF FOREIGN CURRENCY DIVIDENDS TO ADR CUSTODIANS

            Where an ADR Custodian approved by the Directors for the purposes of this Regulation has elected or agreed pursuant to provision made under these Regulations to receive dividends in a foreign currency the Directors may in their discretion approve the entering into of arrangements with such ADR Custodian to enable payment of the dividend to be made to such ADR Custodian in such foreign currency for value on the date on which the relevant dividend is paid, or such later date as the Directors may determine.


138.  RECEIPTS FOR DIVIDENDS TO JOINT HOLDERS

      If two or more persons are registered as joint holders of any share, or are entitled jointly to a share in consequence of the death or bankruptcy of the holder, any one of them may give effectual receipts for any dividend or other moneys payable or property distributable on or in respect of the share.


F.139 DIVIDEND RESOLUTION MAY SPECIFY RECORD DATE AT ANY TIME

      Any resolution declaring a dividend on shares of any class, whether a resolution of the Company in General Meeting or a resolution of the Directors, may specify that the same shall be payable to the persons registered as the holders of such shares at the close of business on a particular date, notwithstanding that it may be a date prior to that on


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
      which the resolution is passed, and thereupon the dividend shall be payable to them in accordance with their respective holdings so registered, but without prejudice to the respective rights of transferors and transferees of any such shares in respect of such dividend.


                     CAPITALISATION OF PROFITS AND RESERVES

140.  DIRECTORS MAY MAKE CAPITALISATION ISSUES OF SHARES

      Subject to the Statutes, the Directors may, with the sanction of an Ordinary Resolution of the Company, capitalise any sum standing to the credit of any of the Company's reserve accounts (including any share premium account, capital redemption reserve, revaluation reserve pursuant to Schedule 4 to the Act or other undistributable reserve) or any sum standing to the credit of any profit and loss account by appropriating such sum to the holders of each class of shares on the Register at the close of business on the date of the Resolution (or such other date as may be specified therein or determined as therein provided) in proportion to their then holdings of shares of that class and applying such sum on their behalf in paying up in full, subject to any special rights previously conferred on any shares or class of share for the time being issued and subject to the other provisions of these Regulations, unissued shares of that class for allotment and distribution credited as fully paid up to and amongst them as bonus shares in the proportion aforesaid but so that such provisions shall not apply in respect of the Founders Share. The Directors may do all acts and things considered necessary or expedient to give effect to any such capitalisation, with full power to the Directors to make such provisions as they think fit for any fractional entitlements which would arise on the basis aforesaid (including provisions whereby fractional entitlements are disregarded or the benefit thereof accrues to the Company rather than to the members concerned). The Directors may authorise any person to enter on behalf of the members interested into an agreement with the Company providing for any such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.


                                 SCRIP DIVIDENDS

141.  .

      (A) DIRECTORS MAY OFFER SHARES IN LIEU OF DIVIDENDS WITH AUTHORITY OF ORDINARY RESOLUTION

            The Directors may, with the prior sanction of an Ordinary Resolution of the Company, offer the holders of Ordinary Shares the right to elect to receive in respect of all or part of their holding of Ordinary Shares, additional Ordinary Shares credited as fully paid ("additional Ordinary Shares") instead of cash in respect of all or part of such dividend or dividends and (subject as hereinafter provided) upon such terms and conditions and in such manner as may be specified in such Ordinary Resolution.


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
      (B)   PERIOD AND OTHER TERMS OF AUTHORITY FOR SCRIP DIVIDENDS

            The said Ordinary Resolution may specify that such right to elect shall apply in respect of all or part of a particular dividend or in respect of all or any dividends (or any part of such dividends) declared or paid within a specified period but such period may not end later than the date of the fifth Annual General Meeting next following the date of the general meeting at which such Ordinary Resolution is passed, subject nevertheless to the provisions of the Statutes and provided nevertheless that the Directors may in their absolute discretion if it shall in their opinion seem expedient suspend or terminate (whether temporarily or otherwise) such right to elect and may do such acts and things considered necessary or expedient with regard to, or in order to effect, any such suspension or termination.

      (C)   OFFER TO BE COMMUNICATED TO SHAREHOLDERS

            When such right to elect is to be offered to holders of Ordinary Shares pursuant to this Regulation, the Directors shall notify such holders of the said right and shall make available or provide to such holders forms or other method of election (in such form as the Directors may approve) whereby such holders may exercise such right.

      (D)   NUMBER OF SHARES TO WHICH SHAREHOLDERS ENTITLED

            Each holder of Ordinary Shares who elects to receive additional Ordinary Shares shall be entitled to receive such number of additional Ordinary Shares, calculated at the Relevant Price for each such share, as is nearly as possible equal to (but not in excess of) the cash amount of the relevant dividend which such holder would otherwise have received. For the purposes of this Regulation, the "Relevant Price" of an additional Ordinary Share shall be such price as is equal to the average of the middle market prices for the Ordinary Shares of the Company, ascertained by reference to the Daily Official List of the London Stock Exchange during the period of five dealing days commencing on the day when such Ordinary Shares are first quoted "ex" the relevant dividend or to the par value of an Ordinary Share (whichever is the higher).

      (E)   NO FRACTIONAL ENTITLEMENTS

            The basis of allotment shall be such that no member may receive a fraction of an Ordinary Share. The Directors may make such provisions as they may think fit for any fractional entitlements which may or would arise (including provisions whereby fractional entitlements are disregarded or the benefit thereof accrues to the Company rather than to the members concerned).

      (F) DIRECTORS MAY CAPITALISE PROFITS AND RESERVES FOR ISSUE OF SCRIP DIVIDENDS

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
            Subject to any right of the Directors to retain any dividend or other moneys payable on or in respect of shares pursuant to these Regulations, the cash amount of a dividend on or in respect of an Ordinary Share in respect whereof the holder thereof has made an election pursuant to this Regulation shall not be payable and in lieu thereof additional Ordinary Shares shall be allotted to such holders on the basis of allotment hereinbefore specified. For such purpose, the Directors may (without prejudice to their powers under Regulation 140) capitalise out of such of the sums standing to the credit of any of the Company's reserve accounts (including any share premium account, capital redemption reserve or any other undistributable reserve) or any of the profits available for distribution under the provisions of the Statutes which would otherwise have been applied in paying dividends in cash as the Directors may determine a sum equal to the aggregate nominal amount of the additional Ordinary Shares to be so allotted and shall apply the same in paying up in full the appropriate number of unissued Ordinary Shares for allotment and distribution credited as fully paid to and amongst the relevant holders of Ordinary Shares. The Directors may do all acts and things considered necessary or expedient to give effect to any such capitalisation with full power to the Directors to make such provisions as they think fit for any fractional entitlements which would or might arise (including provisions whereby fractional entitlements are disregarded or the benefit thereof accrues to the Company rather than to the members concerned). The Directors may authorise any person to enter on behalf of all the members interested into an agreement with the Company providing for any such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

      (G)   SCRIP DIVIDEND SHARES TO RANK PARI PASSU WITH EXISTING SHARES

            The additional Ordinary Shares so allotted shall rank pari passu in all respects with the fully paid Ordinary Shares then in issue save only as regards participation in the relevant dividend (or share election in lieu).

      (H) DIRECTORS MAY DETERMINE TERMS AND CONDITIONS OF OFFERS OF SCRIP DIVIDENDS

            Without prejudice to (but notwithstanding) the foregoing provisions of this Regulation, the Directors may on any occasion determine that such rights of election shall be subject to such exclusions or other arrangements as the Directors may deem necessary or expedient in relation to any legal or practical problems under the laws of, or the requirements of any recognised regulatory body or any stock exchange in, any territory.

                                    ACCOUNTS


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142.  ACCOUNTING RECORDS TO BE KEPT AT OFFICE; MEMBERS' RIGHT OF INSPECTION

      Accounting records sufficient to show and explain the Company's transactions and otherwise complying with the Statutes shall be kept at the Office, or at such other place as the Directors think fit, and shall always be open to inspection by the officers of the Company. Subject as aforesaid no member of the Company or other person shall have any right of inspecting any account or book or document of the Company except as conferred by statute or ordered by a court of competent jurisdiction or authorised by the Directors.


143.  BALANCE SHEETS AND PROFIT AND LOSS ACCOUNTS TO BE SENT TO MEMBERS AND
      OTHERS

      A copy of every balance sheet and profit and loss account which is to be laid before a General Meeting of the Company (including every document required by law to be comprised therein or attached or annexed thereto) shall not less than twenty one days before the date of the meeting be sent to every member of, and every holder of debentures of, the Company and to every other person who is entitled to receive notices of meetings from the Company under the provisions of the Statutes or of these Regulations. Provided that this Regulation shall not require a copy of these documents to be sent to more than one of joint holders or to any person of whose address the Company is not aware, but any member or holder of debentures to whom a copy of these documents has not been sent shall be entitled to receive a copy free of charge on application at the Office and provided further that if the Statutes so permit the Company need not send copies of such documents to members who do not wish to receive them but may send them such summary financial statement or other documents as may be authorised by the Statutes. If all or any of the shares or debentures of the Company shall for the time being be listed or dealt in on the London Stock Exchange there shall be forwarded to the appropriate officer of the London Stock Exchange such number of copies of such documents as may from time to time be required under its Regulations or practice.


                                    AUDITORS

144.  VALIDITY OF ACTS OF AUDITORS

      Subject to the provisions of the Statutes, all acts done by any person acting as an Auditor shall, as regards all persons dealing in good faith with the Company, be valid, notwithstanding that there was some defect in his appointment or that he was at the time of his appointment not qualified for appointment or subsequently disqualified.


145.  AUDITORS ENTITLED TO NOTICE OF AND TO ATTEND AND BE HEARD AT GENERAL
      MEETINGS

      An Auditor shall be entitled to attend any General Meeting and to receive all notices of and other communications relating to any General Meeting which any member is entitled to receive and to be heard at any General Meeting on any part of the business of the meeting which concerns him as Auditor.

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                                     NOTICES

F.146 MODE OF DELIVERY OF NOTICES; WHEN NOTICES DEEMED DELIVERED

      Any notice or document (including a share certificate) may be served on or delivered to any member by the Company either personally or by sending it through the post in a prepaid cover addressed to such member at his registered address, or (if he has no registered address within the United Kingdom) to the address, if any, within the United Kingdom supplied by him to the Company as his address for the service of notices, or by delivering it to such address addressed as aforesaid. In the case of a member holding Certificated Shares registered on a branch Register any such notice or document may be posted either in the United Kingdom or in the territory in which such branch Register is maintained. Where a notice or other document is served or sent by post, service or delivery shall be deemed to be effected at the expiration of twenty four hours (or, where second class mail is employed, forty eight hours) after the time when the cover containing the same is posted and in proving such service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted. Provided always that every notice or other document which is required to be served or delivered, or capable of being delivered to the Founders Share Company shall, so long as the Founders Share Company has a registered address within fifteen miles of Charing Cross, be personally delivered to the Founders Share Company at that address. The accidental failure to send, or the non receipt by any person entitled to any notice of or other document relating to any meeting or other proceeding shall not invalidate the relevant meeting or other proceeding, unless the person so entitled is the Founders Share Company. A notice or document (other than a notice or document to be served on or delivered to the Founders Share Company) not sent by post but left at a registered address or address for service in the United Kingdom is deemed to be given on the day it is left.


147. TRANSFEREES AND PERSONS ENTITLED BY OPERATION OF LAW BOUND BY NOTICES IN RESPECT OF SHARES PENDING REGISTRATION

      A person who becomes entitled to a share by transmission, transfer or otherwise is bound by a notice in respect of that share (other than a notice served by the Company under section 212 of the Act) which, before his name is entered in the Register, has been properly served on a person from whom he derives his title.


148.  NOTICES TO JOINT HOLDERS

      Any notice given to that one of the joint holders of a share whose name stands first in the Register in respect of the share shall be sufficient notice to all the joint holders in their capacity as such. For such purpose a joint holder having no registered address in the United Kingdom and not having supplied an address within the United Kingdom for the service of notice shall be disregarded.

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149.  PERSONS ENTITLED FOLLOWING DEATH OR BANKRUPTCY ENTITLED TO DELIVERY OF
      NOTICES PENDING REGISTRATION

      A person entitled to a share in consequence of the death or bankruptcy of a member upon supplying to the Company such evidence as the Directors may reasonably require to show his title to the share, and upon supplying also an address within the United Kingdom for the service of notices, shall be entitled to have served upon or delivered to him at such address any notice or document to which the member but for his death or bankruptcy would have been entitled, and such service or delivery shall for all purposes be deemed a sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share. Save as aforesaid any notice or document delivered or sent by post to or left at the address of any member in pursuance of these Regulations shall, notwithstanding that such member be then dead or bankrupt or in liquidation, and whether or not the Company have notice of his death or bankruptcy or liquidation be deemed to have been duly served or delivered in respect of any share registered in the name of such member as sole or first named joint holder.


150. NO ENTITLEMENT TO RECEIPT OF NOTICES OUTSIDE THE UNITED KINGDOM

      A member who has no registered address within the United Kingdom and has not supplied to the Company an address within the United Kingdom for the service of notices shall not be entitled to receive notices from the Company.


151.  NOTICES OF GENERAL MEETINGS BY ADVERTISEMENT

      If at any time by reason of the suspension or curtailment of postal services within the United Kingdom the Company is unable effectively to convene a General Meeting by notices sent through the post, a General Meeting may be convened by a notice advertised on the same date in at least one national daily newspaper and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day when the advertisement appears. In any such case the Company shall send confirmatory copies of the notice by post if at least seven days prior to the meeting the posting of notices to addresses throughout the United Kingdom again becomes practicable.


152.  SERVING FOR STATUTORY REQUIREMENTS

      Nothing in any of the preceding six Regulations shall affect any requirement of the Statutes or of any other provision of these Regulations that any particular offer, notice or other document be served in any particular manner.


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                                   WINDING UP


F.153 DIRECTORS MAY PETITION COURT FOR WINDING UP WITH CONSENT OF FOUNDERS SHARE COMPANY

      The Directors shall have power, with the prior consent in writing of the Founders Share Company (but not otherwise), to present to the Court a petition, in the name of and on behalf of the Company, for the Company to be wound up.


154.  DIRECTORS MAY DISTRIBUTE ASSETS IN KIND ON A WINDING UP

      If the Company shall be wound up (whether the liquidation is voluntary, under supervision, or by the court) the Liquidator may, with the authority of an Extraordinary Resolution, divide among the members in specie or in kind the whole or any part of the assets of the Company and whether or not the assets shall consist of property of one kind or shall consist of properties of different kinds, and may for such purpose set such value as he deems fair upon any one or more class or classes of property and may determine how such division shall be carried out as between the members or different classes of members. The Liquidator may, with the like authority, vest any part of the assets in trustees upon such trusts for the benefit of members as the Liquidator with the like authority shall think fit, and the liquidation of the Company may be closed and the Company dissolved. No contributory shall be compelled to accept any shares or other property in respect of which there is a liability.


                                    INDEMNITY

155.  DIRECTORS AND OFFICERS ENTITLED TO INDEMNITY

      Subject to the provisions of and so far as may be consistent with the Statutes, every Director, Auditor, Secretary or other officer of the Company shall be entitled to be indemnified by the Company out of its own funds against all costs, charges, losses, expenses and liabilities incurred by him in the actual or purported execution and/or discharge of his duties and/or the exercise or purported exercise of his powers and/or otherwise in relation to or in connection with his duties, powers or office including (without prejudice to the generality of the foregoing) any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgment is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.


                            THE REUTERS NEWS SERVICES


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F.156 ENTITLEMENT OF CERTAIN MEMBERS TO RECEIVE REUTERS NEWS SERVICES

      The Press Association Limited, the Newspaper Publishers Association Limited, AAP Information Services Proprietary Limited and New Zealand Press Association Limited shall be entitled to receive the Reuters News Services upon payment of such consideration as may be agreed from time to time. Upon and subject to the terms of any such agreement:-

      (i) The Press Association Limited shall be entitled to receive Reuters News Services for the use of its members, such use to be limited to the incorporation thereof in newspapers owned by such members or any subsidiary undertaking of such members respectively

      (ii) The Newspaper Publishers Association Limited shall be entitled to receive Reuters News Services for the use of its members, such use to be limited to the incorporation thereof in newspapers owned by such members or any subsidiary undertaking of such members respectively.

      (iii) AAP Information Services Proprietary Limited shall be entitled to receive Reuters News Services for the use of its members, such use to be limited to the incorporation thereof in newspapers owned by such members or any subsidiary undertaking of such members respectively.

      (iv) New Zealand Press Association Limited shall be entitled to receive Reuters News Services for the use of its members, such use to be limited to the incorporation thereof in newspapers owned by such members or any subsidiary undertaking of such members respectively.






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